UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-2168
                                                     ---------------------

                            ACTIVA MUTUAL FUND TRUST
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                         2905 Lucerne Dr. SE, Suite 200
                        Grand Rapids, Michigan 49546-7116
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

  Allan D. Engel, President, Secretary, and Treasurer Activa Mutual Fund Trust
                          2905 Lucerne Dr SE, Suite 200
                        Grand Rapids, Michigan 49546-7116
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (616) 588-5380
                                                           -------------------

                  Date of fiscal year end: December 31
                                           ------------------

                  Date of reporting period: June 30, 2008
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS.
-------------------------------

The attached Semiannual Report to Shareholders was mailed on August 29, 2008.


Logo: Activa

Semiannual Report
June 30, 2008




ACTIVA INTERMEDIATE BOND FUND
   Sub-Adviser: McDonnell Investment
   Management, LLC

ACTIVA VALUE FUND
   Sub-Adviser: Wellington Management
   Company, LLP

ACTIVA GROWTH FUND
   Sub-Adviser: BlackRock Capital
   Management, Inc.

ACTIVA INTERNATIONAL FUND
   Sub-Adviser: Tradewinds Global
   Investors, LLC


A selection of stock and bond funds, managed by professional advisers, which are designed to help investors meet their financial goals.



Logo: Activa Mutual Funds

ACTIVA Mutual Funds Semiannual Report

Contents

                                                                            Page

SHAREHOLDER LETTER                                                             1

ACTIVA INTERMEDIATE BOND FUND                                                  2

ACTIVA VALUE FUND                                                              3

ACTIVA GROWTH FUND                                                             5

ACTIVA INTERNATIONAL FUND                                                      6



ACTIVA PORTFOLIO HIGHLIGHTS                                                    8



ACTIVA ADDITIONAL INFORMATION                                                 10



ACTIVA OFFICERS AND TRUSTEES OF THE FUND                                      13



SCHEDULE OF INVESTMENTS

   Activa Intermediate Bond Fund                                              15

   Activa Value Fund                                                          20

   Activa Growth Fund                                                         24

   Activa International Fund                                                  28



                                                                            Page

STATEMENT OF ASSETS AND LIABILITIES                                           32

STATEMENT OF OPERATIONS                                                       33

STATEMENT OF CHANGES IN NET ASSETS                                            34

NOTES TO FINANCIAL STATEMENTS                                                 36



FINANCIAL HIGHLIGHTS                                                          42



The views and opinions in this report were current as of June 30, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the funds' future investment intents.



Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(800) 346-2670
WWW.ACTIVAFUNDS.COM

SEMIANNUAL REPORT


DEAR SHAREHOLDER:

During the first six months of 2008, the first quarter retrospectively seemed somewhat stable due to action taken by the Federal Reserve to stabilize credit markets. Volatility became the theme of the second quarter, with most major markets indices finishing the 6-month period with negative returns. The Dow Jones Industrial Average declined more than 13%. The U.S. broader markets also declined with The Standard & Poor's 500 Index and the NASDAQ Composite finishing the period -11.9% and -13.5% respectively. Unlike the previous periods the overseas markets also experienced increased volatility as measured by the MSCI EAFE Index, finishing the 6-month period -10.6%.

Although many investors know that volatility and uncertainty may be present in the markets, the previous six months have been increasingly turbulent. During these times, we recognize that investors may be more inclined to focus on short-term performance. However, it is important to remember that history has shown that creation of wealth is a long-term venture. We believe that a long-term plan includes an investment strategy of allocating your investment holdings across the major asset classes, diversifying within each class, and regularly rebalancing your portfolio to maintain the desired allocation. Although this strategy cannot guarantee a profit or protect against a loss, it is an approach which may potentially allow you to capitalize on the many opportunities the financial markets can offer.

During these unpredictable markets, our sub-advisers and their portfolio managers have proceeded with the skill and perspective that their experience has provided them. They have been proactive in managing your investments in these market environments, identifying and evaluating risks, and utilizing their investment expertise. We are pleased to note that over this short term period most of our Funds have outperformed their benchmarks on a relative basis. Although pleased with this outcome, we continue to monitor the sub-advisers' results and abilities to invest appropriately in these challenging markets. Following in this report you will find their management discussion and review of fund results. In addition, you will find graphic illustrations and tables highlighting the diversification and significant holdings of each of the Funds.

Investing regularly along with an automatic investment plan can help to relieve the anxiousness and emotion from investing. Dollar cost averaging involves investing a certain amount of money in the same fund at the same time each month or quarter. By investing the same dollar amount on a periodic basis in the same fund you may pay a lower average cost per share. Although dollar cost averaging does not guarantee a profit, it does encourage discipline, eliminate the need to decide when to invest, and avoid the temptation to time the market. Activa Mutual Funds can help you maintain an investment program by establishing an automatic investment program from your bank account. You choose the dollar amount (minimum $50), time periods, and Activa Funds you want to invest in. Call an Activa Investor Services Representative (1-800-346-2670) to further discuss dollar cost averaging and how you can establish an automatic investment program.

Activa Management Services, LLC is excited to announce the launch of our new web-site, activaservices.com. The site will offer many features including the option to view and use enhanced financial planning products along with Activa's Travel and Health services. The financial planning tools include retirement planning, education funding and the ability to create your own diversified asset allocation strategy. Please visit our new site to see Activa's full slate of services.

We here at Activa funds thank you for your support of our Fund family and we will continue to make it our priority to bring you the highest level of quality and service.

Sincerely,

/s/ Allan D. Engel

Allan D. Engel
President

                                         ACTIVA Mutual Funds Semiannual Report 1

ACTIVA Intermediate Bond Fund -- McDonnell Investment Management, LLC


MARKET PERSPECTIVE

Amid ongoing concerns related to financial sector liquidity, the Federal Reserve (the Fed) reduced the Federal Funds rate by 225 basis points in the first half of 2008. The Fed acted in concert with other central banks including the European Central Bank to ensure global liquidity needs were met. The combination of these events resulted in a decline in short to intermediate US treasury yields. The yield on the two and five year treasury notes declined from 3.05% to 2.62% and from 3.44% to 3.33%, respectively. However, yield on the 30 year treasury bond increased from 4.45% to 4.52% as signs of increased inflation risk remained in the market. Although core inflation moderated over the course of the period, investors remained concerned about the potential long term inflation effects of the rate cuts, high energy and commodity prices and a weaker dollar. This also contributed to a steepening of the treasury yield curve as the yield difference between 2-year and 30-year treasuries increased by .50%. US economic growth remained moderate running at approximate 1% annualized rate. Market volatility is expected to remain elevated as the credit crisis and bursting of the housing bubble work their way through the broader economy and financial markets.

PORTFOLIO HIGHLIGHTS

For the six month period, lower quality, higher yielding securities underperformed as investors sought the safety and principal protection offered by US Treasury and higher quality securities. In addition, the weakening US dollar enhanced the value of high quality, non-US dollar denominated securities. As a result, the Fund reduced exposure to lower quality securities and increased its weighting in higher quality securities including non-US dollar denominated securities. In particular, the Fund took continued steps to reduce exposure to the finance, housing and mortgage sectors over the course of the period. In addition, the Fund maintained a modest, positive, relative duration posture as well as an overweight position in intermediate maturity securities (3 - 10 year maturities).

PERFORMANCE SUMMARY

The Fund generated a total return of 1.14% for the six month period ended June 30, 2008. By comparison the Lehman Brothers Aggregate Bond Fund returned 1.13% for the same period. Overall the Fund's relative return benefited from its exposure to high quality, non-U.S. sovereign securities, positive duration posture and an overweight in intermediate maturity securities. Detractors from the Fund's relative return included an overweight in the mortgage and asset-backed sectors.


2 ACTIVA Mutual Funds Semiannual Report

ACTIVA Value Fund -- Wellington Management Company, LLP


MARKET COMMENT

Equity markets continued their downward spiral during the first six months of 2008. Early in the year, equity markets were buoyed by Fed actions and the perception of stabilizing credit markets. However, stocks began to quickly retreat in the latter half of the period, as rising commodity prices stoked inflation concerns and continued weakness in the US housing market reignited economic concerns and credit market fears. Mid cap stocks led large caps and small caps over the first half of the year when measured using the S&P MidCap 400, the S&P 500 and the Russell 2000 Indexes. Growth outperformed value as the Russell 1000 Growth Index returned -9.1% and the Russell 1000 Value Index returned -13.6%. Within the Russell 1000 Value index, all broad sectors except for Energy posted negative results.

FUND REVIEW

Despite the volatile market environment, the Activa Value Fund continues to post strong performance relative to the benchmark. During the six-month period ended June 30, 2008, the Activa Value Fund returned -10.59% net of expenses, outperforming the -13.57% return of the Russell 1000 Value index. Longer-term comparisons also remain favorable.

The Sub-Adviser focuses on stock selection within industries; rather than making significant sector bets, industry weights are kept in line with those of the Russell 1000 Value Index. The Sub-Adviser uses an internally-developed, quantitative analytical approach to complement fundamental or "bottom-up" security analysis research.

For the first half of the year, the Fund's bottom-up investment approach produced positive benchmark-relative results in six out of ten broad market sectors. Strong security selection within the Financials, Materials, and Information Technology sectors contributed most to positive results while Energy and Industrials marginally detracted.

The Financial's sector outperformed on a relative basis, buoyed by our positioning in American International Group, Citigroup and Assurant. Our underweight position in both American International Group and Citigroup proved additive to the Fund's performance as both companies continue to be hurt by exposure to US subprime related assets. Our overweight positioning in global insurance product provider, Assurant, positively contributed, as shares rose on better than expected profits and news that the company would raise its quarterly dividend by 17%.

The largest absolute and relative contributor to the Fund was biopharmaceutical company, Millennium, whose shares skyrocketed after it announced that it would be acquired by Japan-based Takeda Pharmaceuticals.

Within the Materials sector, Mosaic, U.S. Steel and Freeport-McMoRan contributed to the Fund's performance. All three companies benefited from rising commodity prices.

The Information Technology sector was also a strong spot for the Fund after Accenture reported higher-than-expected profits despite worries of a weaker US economy and financial sector.

In the Energy sector, our underweight to Chevron combined with avoiding benchmark names Apache and EOG Resources slightly detracted from the Fund's overall performance, as did not holding an Industrials stock CSX.

Our overweight position in Bank of America was one of the largest absolute and relative detractors in the Fund. Shares of the diversified financial company fell throughout the period amid rising credit losses, a deteriorating home equity portfolio and weaker consumer trends.

OUTLOOK

The objective of the Value Fund is to provide long-term total returns in excess of the Russell 1000 Value Index and is intended to be suitable as a US large-cap value investment. The Portfolio attempts to add value by combining Wellington Management's proprietary fundamental and quantitative research in a disciplined framework to build a portfolio of the most attractive large cap value stocks.

The Portfolio focuses on stock selection as the key driver of returns and uses quantitative portfolio construction

                                         ACTIVA Mutual Funds Semiannual Report 3

ACTIVA Value Fund continued -- Wellington Management Company, LLP techniques to build a portfolio insulated from factors that may cause serious under performance versus the benchmark to avoid surprises from unintended, uncompensated "risks." These factors for the Value Fund include consistent value orientation, while minimizing exposure to foreign stocks, cash positions, overexposure to small cap or mid cap stocks and excessive industrial sector bets. These exposures are managed within a set range and monitored for their impact on overall portfolio risk to focus active risk on stock selection.


4 ACTIVA Mutual Funds Semiannual Report

ACTIVA Growth Fund -- BlackRock Capital Management, Inc.

PERFORMANCE SUMMARY

Surging energy and food prices, fear of recession, and continued dislocations in the financial sector have produced a very challenging environment for equities thus far in 2008. A 45% increase in oil prices combined with a 75% jump in natural gas prices have created a positive backdrop for energy stocks, while creating major headwinds for the U.S. consumer and other segments of the global economy. The Russell 1000 Growth Index significantly outperformed the Russell 1000 Value Index, in large part due to the lower weighting in financials for the Russell 1000 Growth, but still registered a negative return.

The Growth Fund also declined during the first half of 2008, down 4.87%, but effectively protected investor capital, significantly outperforming the 9.06% decline posted by its benchmark the Russell 1000 Growth Index. Stock selection accounted for the majority of the outperformance, with the strongest relative results being posted in the energy, health care, and information technology sectors. Sector positioning also added value, as the portfolio held underweights in the poor performing consumer discretionary and financials sectors.

PORTFOLIO REVIEW

The energy sector delivered many headlines during the quarter with crude oil rising sharply and flirting with $150/barrel. Higher energy prices have boosted both producers and services companies in 2008, as slowing global growth has not yet improved the current supply/demand dynamic. The Fund's investment in energy producers, coal miners in particular, delivered excellent returns in the second quarter. Massey Energy, a recent addition to the portfolio, skyrocketed after announcing an increase in production amid dramatically higher coal prices. Consol Energy is also benefiting from this tight coal market, while Petroleo Brasileiro S/A moved higher as a result of the company's recent offshore oil discoveries.

In health care, strength in pharmaceuticals and biotechnology powered absolute and relative returns. Elan Pharmaceuticals delivered the greatest impact in health care. Shares of the company ran up in anticipation of, and in response to, the company's report of encouraging data for its Alzheimer's drug in development, bapineuzumab. Celgene Corp. and Gilead Sciences, Inc. both produced double-digit returns in biotechnology. Also in health care, our relative lack of exposure to the managed care companies paid off as these companies fell 30% on average due to challenging industry trends.

Stock selection decisions also produced relative outperformance in the information technology sector. In software, videogame publisher Activision rose significantly after reporting excellent fourth quarter earnings and raising earnings guidance for 2009. Qualcomm, a top portfolio holding, boosted results in communications equipment with its 13% rise amid the hostile market environment. The materials, industrials and consumer staples sectors all featured positive stock selection, while the consumer discretionary sector was the lone sector to experience underperformance during the 6-month period.

PORTFOLIO POSITIONING AND OUTLOOK

The portfolio continues to be managed from the bottom-up. As such, all stock selection decisions made during the period resulted from stock-specific developments and were not made in reaction to, or in anticipation of, broad economic and market conditions.

During the period our allocation to energy rose as a result of market appreciation and the addition of Massey Energy and Cameron International. As a result of the annual reconstitution of the Russell 1000 Growth Index, our underweight in information technology increased while our relative underweight in consumer discretionary narrowed. As of 6/30/08, the portfolio holds significant overweights in the health care, telecommunication services and consumer staples industries while maintaining underweights in technology and consumer discretionary.


                                         ACTIVA Mutual Funds Semiannual Report 5

ACTIVA International Fund -- Tradewinds Global Investors, LLC


ACTIVA FIRST HALF 2008 COMMENTARY REVIEW

In the first half of 2008, the market continued to experience the volatility which began in the second half of 2007. Most major global indices posted negative returns, with the benchmark MSCI EAFE Index falling nearly 11% in the period. In US dollar terms, Japan was one of the better performing markets, declining just over 5% during the period. The crisis in the financials sector took hold in the US and Europe, and write-down's and capital raisings eclipsed anything seen to date. Inflation fears continued to concern investors, with the oil price continuing to hit new highs and food and energy inflation finally showing the inevitable impact on core CPI numbers. Growth significantly outperformed value for the period, and resource companies, in both the Energy and Materials sectors, easily outperformed consumer and financial related companies. Most major markets, including the US, entered bear market territory.

Once again, the Fund outperformed the benchmark MSCI EAFE; while the Fund ended the period with a return of roughly -3.30%, the benchmark lost ground for the third quarter in a row, declining to roughly -10.60% for the first six months of the year. From a sector perspective, relative outperformance, came from most sectors, particularly the underweight in Financials, and overweight in Information Technology, Consumer holdings, Telecom and Energy. Currency returns had a small negative impact on returns. In general, the euro and other European currencies strengthened against the US dollar, as did the Japanese yen. On the other hand, the South African Rand and the South Korean Won lost ground against the dollar. From a regional perspective, Canada was the greatest contributor to relative outperformance.

Financials led many of the market headlines in the media throughout the first half of 2008, as high-profile bankruptcies, takeovers, and bailouts tormented investors. From a sector perspective, the Fund's significant underweight in Financials was the largest contributor to relative performance. As the markets attempted to digest the seemingly endless barrage of bad news and speculation of further troubles, investors in Financials realized they were suffering from years of gorging in the sector. While for the past few years we have maintained significant underexposure to the sector, as we viewed the environment in which many of the companies were operating to be unsustainable, we have recently begun to modestly and selectively add to the sector, since not unexpectedly, the turmoil has also led to the uncovering of investment opportunities.

Both the Consumer Staples and the Consumer Discretionary sectors added significantly to performance relative to the benchmark. While the holdings therein had mostly negative returns for the period, these paled in comparison to how these sectors performed in the index, as concerns about a global slowdown and rising inflation led many investors to question the future earnings potential of these companies. Within these sectors, the standout performer in the group was Premiere AG, the German media company, which benefited from a large investment by News Corp., and speculation of additional investments or even a possible takeover.

While most of our Technology holdings were down during the period, Technology was one of the largest contributors to relative outperformance, due in part to the overweight position in the portfolio. Gemalto was the best performing Technology holding, and the top contributor to relative outperformance in the portfolio. At a time when the market for mobile devices has been experiencing a slowdown, shares of the French company, the largest global manufacturer of smart cards used in mobile telephones, appreciated on improving profit margins brought about by a recent restructuring and capital investments. Ericsson and Alcatel-Lucent, the Swedish and Franco-American telecom equipment makers, respectively, continued to be laggards, principally over concerns of increased competition and over-capacity in the industry.

Health Care and Utilities, while small weights in the portfolio relative to the benchmark, were the greatest detractors from performance. In the Health Care sector, Sanofi-Aventis was the worst performing stock, while in the Utilities sector, Korea Electric Power was the culprit.

Telecom was overweight in the portfolio relative to the benchmark, and a significant contributor to performance. Within the Telecom Sector, Chunghwa Telecom of Taiwan was


6 ACTIVA Mutual Funds Semiannual Report

ACTIVA International Fund -- Tradewinds Global Investors, LLC


the best performing holding in the sector, after local regulators allowed the company to return additional capital to shareholders. We sold out of the position amid the rise in the stock from the positive news. The worst performing holding in the sector, and the largest detractor to performance in the portfolio, was Telecom Italia. The company's shares were punished after announcing lower earnings and cash flow for the year, and consequently decreasing its dividend payout.

The Materials sector, in which the Fund has a significant overweight relative to the benchmark, was a small contributor to performance. Newmont Mining Corp., based in the US but with assets and operations throughout the Americas, Africa, Asia, and Australia, was the best performing stock in the sector. Two paper companies, Stora Enso Corp. and UPM Kymmene Corp., both from Finland, were some of the worst performing stocks within the sector, and some of the largest detractors from performance in the portfolio. Both companies issued profit warnings during the second quarter, citing escalating wood and energy costs, as well as negative impact from foreign exchange. Stora Enso, in particular, was hindered by unscheduled maintenance issues as well as strikes at some of its Finnish operations, leading it to be the second largest detractor from performance in the portfolio.

The Energy sector was also a large contributor to outperformance, in large part due to the Fund's overweight position relative to the benchmark. Opti Canada was the best performing stock within the sector. The company's perceived risk was lowered upon completion of its largest project and ramp up in production. We continue to maintain a well-diversified portfolio of energy companies, both geographically, and within the context of the segments of the market in which they operate, from exploration and production in Canadian oil sands, to the major integrated companies.

Anyone reading our commentaries over recent years would have become accustomed to our bearish stance on global equities. This stance did not pay off in some periods, but has paid off handsomely, at least on a relative basis year-to-date. While focusing on the absolute value of companies, rather than on a relative basis it can sometimes be hard to shield an entire portfolio from negative global sentiment. To that end, we have been overweight in the gold mining sector, owning companies which trade at a significant discount to the spot price of the metal, while at the same time believing that in times of turmoil the gold price tends to do well. While trimming at the margin we continue to maintain this exposure. We have also maintained our overweight exposure to Japan. We are not buying Japan for macro reasons but given the fact that we can find many companies in that market which fit our value criteria - that said, Japan has been a significant global laggard for many years, so we are not too surprised by its recent outperformance.

While it is sometimes difficult to look at falling markets and see opportunity, that is just what we do. This means we have the opportunity to build stronger portfolios for potentially greater future returns. While some clients may look to take money away from equity markets for tactical reasons, we know that the only way to grow wealth over the long term is not to shy away from investing but to embrace the opportunity to buy quality franchises at discounts to their intrinsic worth. While the US and some other Anglo and European countries may be going through tremendous economic volatility driven by the excesses of recent years, money can still be made focusing on investing in companies rather than buying markets.



                                         ACTIVA Mutual Funds Semiannual Report 7

ACTIVA Portfolio Highlights (Unaudited)
ACTIVA Intermediate Bond Fund

Pie Chart:
Quality Diversification
as of 6/30/08

U.S. Government and U.S. Government Agency Obligations  54%
BBB                                                      9%*
A                                                       13%
AA                                                       6%
AAA                                                     18%

*    Category reflects ratings by one nationally recognized rating agency.


Pie Chart:
Average Years to Maturity** Schedule
as of 6/30/08
Over 20 Years 4%
Less than 1 Year 5%
1 - 4.99 Years 37%
5 - 9.99 Years 50%
10 - 19.99 Years 4%

** Average years to maturity is based on the average time remaining until principal payments are expected from the Fund's bonds, weighted by dollar amount.


ACTIVA Value Fund
Pie Chart:
Industry Sector Holdings as of 6/30/08

Information Technology           6%
Energy                          21%
Materials                        6%
Industrials                     10%
Consumer Discretionary           6%
Consumer Staples                 7%
Health Care                      9%
Financials                      23%
Telecommunication Services       6%
Utilities                        6%

Top Ten Holdings as of 6/30/08
as a Percent of Total Investments
(The Fund's composition is subject to change)
AT&T, INC.                             5.6%
EXXON MOBIL CORP.                      5.5%
CONOCOPHILLIPS                         5.3%
OCCIDENTAL PETROLEUM CORP.             3.4%
GENERAL ELECTRIC CO.                   3.1%
ASSURANT, INC.                         2.9%
GOLDMAN SACHS                          2.9%
BANK OF AMERICA CORP.                  2.7%
ACCENTURE LTD.                         2.5%
ACE LIMITED                            2.4%


8 ACTIVA Mutual Funds Semiannual Report

ACTIVA Portfolio Highlights (Unaudited) continued

ACTIVA Growth Fund

Pie Chart:
Industry Sector Holdings as of 6/30/08
Consumer Discretionary   6%
Consumer Staples        14%
Energy                  12%
Financials               3%
Health Care             19%
Industrials             12%
Information Technology  23%
Materials                5%
Other                    6%

Top Ten Holdings as of 6/30/08
as a Percent of Total Investments
(The Fund's composition is subject to change)
SCHLUMBERGER LTD.                      4.6%
QUALCOMM, INC.                         4.5%
WAL-MART STORES, INC.                  3.7%
THE COCA COLA CO.                      3.3%
ADOBE SYS., INC.                       2.8%
APPLE COMPUTER                         2.6%
DANAHER CORP.                          2.6%
GOOGLE, INC.                           2.6%
PHILIP MORRIS                          2.6%
THERMO ELECTRON CORP.                  2.3%

ACTIVA International Fund
Pie Chart:
Country Breakdown
as of 6/30/08
Japan                   33%
Canada                  11%
*United States          10%
United Kingdom           8%
South Africa             7%
France                   7%
Republic of Korea        5%
Germany                  3%
Italy                    3%
Other                   13%

* United States securities represent 6.1% cash equivalents and approximately 3.8% Newmont Mining Corp. which is headquartered in the United States but has operations throughout the world in various countries.



Pie Chart:

Industry Sector Holdings as of 6/30/08

Consumer Discretionary          15%
Consumer Staples                 8%
Energy                          14%
Finance                          3%
Health                           4%
Materials and Processing        26%
Producer Durables                7%
Technology                       6%
Telecommunications              13%
Other                            4%


Top Ten Holdings as of 6/30/08
as a Percent of Total Investments
(The Fund's composition is subject to change)
ANGLOGOLD ASHANTI-SPN ADR - SOUTH AFRICA     4.8%
NIPPON TLGRPH. & TELE. ADR - JAPAN           4.1%
BARRICK GOLD CORP. - CANADA                  4.0%
NEWMONT MINING CORP. - UNITED STATES         3.8%
PREMIERE AG - GERMANY                        3.4%
DAI NIPPON PRINTING - JAPAN                  3.2%
BP PLC - UNITED KINGDOM                      3.1%
TELECOM ITALIA - ITALY                       3.0%
NIPPON OIL CORP. - JAPAN                     2.9%
FUJI PHOTO FILM - JAPAN                      2.8%


                                         ACTIVA Mutual Funds Semiannual Report 9

ACTIVA Additional Information (Unaudited)


EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (none for Activa Funds) and (2) ongoing costs, including management fees; distribution 12b-1 fees; service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2008 to June 30, 2008.

ACTUAL EXPENSES

The first line of the table for each Fund below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table for each Fund below provides information, as required by applicable regulations of the Securities and Exchange Commission, about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Unlike some mutual funds, the Activa Funds do not charge transactional fees such as sales charges, redemption fees, or exchange fees.

                                                    EXPENSES PAID DURING THE PERIOD
                                                         Beginning        Ending          Expenses
                                                          Account        Account            Paid      Annualized
                                                           Value,         Value,           During       Expense
                                                          1/1/2008      6/30/2008         Period*        Ratio
                                                          --------      ---------         -------        -----
Activa Intermediate Bond                     Actual       $1,000.00     $1,011.40          $5.20         1.04%
                                       Hypothetical       $1,000.00     $1,019.83          $5.24         1.04%
Activa Value Fund Class A                    Actual       $1,000.00       $894.10          $6.45         1.37%
                                       Hypothetical       $1,000.00     $1,018.19          $6.90         1.37%
Activa Value Fund Class R                    Actual       $1,000.00       $893.70          $5.79         1.23%
                                       Hypothetical       $1,000.00     $1,018.88          $6.19         1.23%
Activa Growth Fund                           Actual       $1,000.00       $951.30          $6.99         1.44%
                                       Hypothetical       $1,000.00     $1,017.84          $7.25         1.44%
Activa International Fund                    Actual       $1,000.00       $967.00          $7.73         1.58%
                                       Hypothetical       $1,000.00     $1,017.14          $7.96         1.58%

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

OTHER INFORMATION

Proxy Voting Guidelines

The Funds exercise the voting rights associated with the securities held by the Funds under the proxy voting policy of the Funds. A description of those policies and procedures of the Fund and a record of the Fund's proxy votes for the period ended June 30, 2008 are available without charge, upon request, by calling 800-346-2670. It is also available on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings

The Funds will file their complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available on the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Information included in the Fund's Forms N-Q will also be available upon request, by calling 800-346-2670.


10 ACTIVA Mutual Funds Semiannual Report

ACTIVA Additional Information (Unaudited) continued


APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

At a meeting held on February 11, 2008, the Fund's Board of Trustees approved continuation of the Investment Advisory Contract with Activa Asset Management LLC until March 31, 2009. At the same meeting, the Trustees approved continuation of the Sub-Advisory Agreements for the same period.

In considering the Investment Advisory Agreement the Board of Trustees reviewed the nature, extent and quality of the services provided to the Fund by the Investment Adviser. As part of its review, the Board considered the performance of the Investment Adviser in setting the overall investment strategies for the Funds, monitoring and evaluating the investment performance of the Funds' Sub-Advisers, and monitoring compliance with the investment objectives, policies and restrictions of the Funds. The Board also considered the qualifications of the portfolio managers assigned to each Fund. As part of its review, the Board considered financial information provided by these organizations, as well as information about their management structures, professional staffs and compliance with securities regulations. In addition, during the year the Board received a report from the Trust's Chief Compliance Officer regarding the Investment Adviser's compliance programs, code of ethics, and record of compliance with federal securities regulations. The Board concluded that the Investment Adviser had provided satisfactory services to the Fund, and that it could be expected to continue to provide satisfactory services in the future.

As part of its review, the Board considered information provided by the Investment Adviser and Sub-Adviser regarding the Funds' performance, as well as information regarding the investment performance of other funds with similar investment objectives. The Board concluded that each Fund's investment performance was satisfactory.

In considering the Investment Advisory Agreement the Board of Trustees also reviewed the compensation paid under these agreements. As part of its review, the Board considered information provided by the Investment Adviser and Sub-Adviser with respect to the amounts being paid for investment advisory services by other funds that have similar investment objectives. The Board also considered the fact that the Investment Advisory Agreement provides for reduced payments (as a percentage of Fund assets) as the size of the Fund increases, so that Fund investors will benefit from economies of scale. The Board noted that shareholders of the Bond and Growth Funds are currently benefiting from economies of scale. The Board concluded that the compensation paid under the Investment Advisory Agreement is reasonable in light of the services provided to the Funds.

As part of its review of compensation, the Board considered other benefits that might accrue to the Investment Adviser and its affiliated organizations by virtue of its relationships with the Fund. The Board also considered information provided by the Investment Adviser as to the profitability of the Investment Advisory Agreement.

Following its review, the Board of Trustees concluded that the terms and conditions of the Investment Advisory Agreement, including the compensation payable thereunder, were fair and reasonable, and that the agreement should be continued until March 31, 2009. In reaching this decision, the Board did not identify any single factor as all-important or controlling. Nor does the foregoing summary detail all the matters considered by the Board.


Sub-Advisory Agreement Approvals - Intermediate Bond Fund, Value Fund, Growth Fund, and International Fund.

In considering each Sub-Advisory Agreement the Board of Trustees reviewed the nature, extent and quality of the services provided to a Fund by its Sub-Adviser. As part of its review, the Board considered the performance of each Sub-Adviser in furnishing investment advice, managing the Fund's investment portfolio, and complying with the Fund's investment objectives, policies and restrictions. As part of its review, the Board considered financial information provided by each of the Sub-Advisers, as well as information about their management structures, professional staffs and, in particular, the qualifications of the portfolio managers assigned to each Fund. In addition, the Board received a report from the Funds' Chief Compliance Officer regarding the


                                        ACTIVA Mutual Funds Semiannual Report 11

ACTIVA Additional Information (Unaudited) continued



Sub-Advisers' compliance programs, code of ethics, and record of compliance with federal securities regulations. The Board concluded that each Sub-Adviser had provided satisfactory services to the Fund, and that it could be expected to continue to provide satisfactory services in the future.

As part of its review, the Board considered information provided by the Investment Adviser and each of the Sub-Advisers regarding the Funds' performance, as well as information regarding the investment performance of other funds with similar investment objectives. In addition, the Board was provided with a report prepared by the Consulting Group, an independent consulting organization, which analyzed the capabilities and performance of each of the Sub-Advisers. The Board concluded that each Fund's investment performance was satisfactory.

In considering each Sub-Advisory Agreement the Board of Trustees also reviewed the compensation paid under the agreement. As part of its review, the Board considered information provided by the Investment Adviser and Sub-Adviser with respect to the amounts being paid for investment advisory services by other funds that have similar investment objectives. The Board also considered the fact that each Sub-Advisory Agreement provides for reduced payments (as a percentage of Fund assets) as the size of the Fund increases, so that Fund investors will benefit from economies of scale. The Board noted that shareholders of the Bond and Growth Funds are currently benefiting from economies of scale. The Board concluded that the compensation paid under each of the Sub-Advisory Agreements is reasonable in light of the services provided to the Funds.

As part of its review of compensation, the Board considered other benefits that might accrue to each Sub-Adviser and its affiliated organizations by virtue of its relationship with the Fund including the Sub-Adviser's soft dollar practices and, if applicable, use of affiliated brokerage. The Board did not consider a profit analysis from each of the Sub-Advisers because the sub-advisory fees resulted from arms-length negotiations between the Investment Adviser and each of the Sub-Advisers and because the fees under the Sub-Advisory Agreements constitute a very small percentage of the Sub-Advisers' total income from providing investment management services.

Following its review, the Board of Trustees concluded that the terms and conditions of each of the Sub-Advisory Agreements, including the compensation payable thereunder, were fair and reasonable, and that the agreements should be continued until March 31, 2009. In reaching this decision, the Board did not identify any single factor as all-important or controlling. Nor does the foregoing summary detail all of the matters considered by the Board.


12 ACTIVA Mutual Funds Semiannual Report

ACTIVA Officers and Trustees of the Fund

The business affairs of the Fund are managed under the direction of the Board of Trustees ("Board"). The following information as of June 30, 2008 pertains to the Officers and Trustees of the Fund or the Adviser or both, and includes their principal occupation during the past five years and, for the Trustees, their compensation as Trustees:

                                                                                                             NUMBER OF
                                                                                                             PORTFOLIOS    OTHER
                                                                                                              IN FUND     DIRECTOR-
                                                         TERM OF                                               COMPLEX     SHIPS
         NAME AND                                      OFFICE/YEARS     PRINCIPAL OCCUPATION                 OVERSEEN BY  HELD BY
         ADDRESS        AGE          OFFICE HELD          SERVED        LAST FIVE YEARS                        TRUSTEE    TRUSTEE
INTERESTED TRUSTEE

James J. Rosloniec*     63      Trustee of the Fund   Perpetual / 27    President, Chief Operating Officer,       4         None
2905 Lucerne SE,                                                        JVA Enterprises I, LLC; President,
Suite 200                                                               Chief Executive Officer and Director,
Grand Rapids, Michigan                                                  Activa Holdings Corp.; President,
49546                                                                   Chief Executive Officer, of Activa
                                                                        Management Services, LLC; and
                                                                        President and Treasurer, Activa
                                                                        Mutual Fund Trust (1999-2002).

ADVISORY TRUSTEE
Joseph E. Victor, Jr.   60      Advisory Trustee of   Perpetual / 7     President and Chief Executive Officer,    4         None
2905 Lucerne SE,                the Fund                                Marker Net, Inc. (Crown Independent
Suite 200                                                               Business Owner affiliated with
Grand Rapids, Michigan                                                  Quixtar, Inc.)
49546

DISINTERESTED TRUSTEES
Donald H. Johnson       77      Trustee of the Fund   Perpetual / 15    Retired, Former Vice President-           4         None
2905 Lucerne SE,                                                        Treasurer, SPX Corporation.
Suite 200
Grand Rapids, Michigan
49546

Walter T. Jones         66      Trustee of the Fund   Perpetual / 16    Retired, Former Senior Vice               4         None
936 Sycamore Drive                                                      President-Chief Financial Officer,
Holland, Michigan                                                       Prince Corporation
49424

Richard E. Wayman       73      Trustee of the Fund   Perpetual / 10    Retired, Former Finance Director,         4         None
24578 Rutherford                                                        Amway Corporation.
Ramona, California
92065

OFFICER
Allan D. Engel          56      President, Secretary  Perpetual / 27    Vice President, Real Estate             N/A         N/A
2905 Lucerne SE,                and Treasurer of the                    Operations and Secretary-Activa
Suite 200                       Fund; President, and                    Holdings Corp.; Vice President of
Grand Rapids, Michigan          Secretary of the                        Activa Management Services, LLC;
49546                           Investment Adviser.                     Trustee, Activa Mutual Fund Trust
                                                                        (1999-2004); and Vice President
                                                                        and Assistant Treasurer, Activa
                                                                        Mutual Fund Trust (1999-2002).

                                        ACTIVA Mutual Funds Semiannual Report 13

ACTIVA Officers and Trustees of the Fund continued

The following table contains information about the compensation that the Trustees received during the six month period ended June 30, 2008:

                                                   PENSION OR
                                                   RETIREMENT
                                                    BENEFITS
                                                   ACCRUED AS     ESTIMATED ANNUAL       TOTAL
 NAME OF PERSON,                   TRUSTEE          PART OF           BENEFITS        COMPENSATION
    POSITION                     COMPENSATION     FUND EXPENSES    UPON RETIREMENT  PAID TO TRUSTEES
INTERESTED TRUSTEE

James J. Rosloniec*                 $8,000             -0-               -0-            $8,000
Trustee

ADVISORY TRUSTEE

Joseph E. Victor, Jr.               $8,000             -0-               -0-            $8,000
Advisory Trustee


DISINTERESTED TRUSTEES


Donald H. Johnson                   $8,000             -0-               -0-            $8,000
Trustee

Walter T. Jones                     $8,000             -0-               -0-            $8,000
Trustee

Richard E. Wayman                   $8,000             -0-               -0-            $8,000
Trustee


*Mr. Rosloniec is an interested person of the Funds inasmuch as he is an officer of Activa Holdings Corp. and Activa Management Services, LLC, which controls the Investment Adviser. He is also an officer of JVA Enterprises I, LLC , which may be deemed to control Activa Holdings Corp.


Fees paid to all Trustees during the six month period ended June 30, 2008, amounted to $40,000. Under the Administrative Agreement, the Investment Adviser pays the fees of the Interested Trustees of the Funds and the Funds pay the fees of the Disinterested and Advisory Trustees of the Funds. In addition, the Investment Adviser pays the salaries and fees of all of the Funds' officers who devote all or part of their time to the affairs of the Investment Adviser.


The Funds' Statement of Additional Information contains additional information about the Funds' Trustees. It is available, without charge, by writing or telephoning the Funds.



14 ACTIVA Mutual Funds Semiannual Report

ACTIVA Schedule of Investments
INTERMEDIATE BOND FUND - 6/30/08 (Unaudited)
                                                                                 % OF      SHARES OR                 VALUE
     SECURITY DESCRIPTION                                                 INVESTMENTS      PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - TAXABLE
CUSTODIAN CASH SWEEP                                                            1.5%
    NORTHERN INSTITUTIONAL DIVERSIFIED ASSETS PORT.                                          997,826             $  997,826
                                                                                                                -----------

US TREASURY NOTES                                                               3.4%
    U.S. TREASURY NOTES, 6.25%, 8/15/23                                                    1,355,000              1,612,558
    U.S. TREASURY NOTES, 4.25%, 8/15/14                                                      600,000                627,048
                                                                                                                -----------
                                                                                                                  2,239,606
                                                                                                                -----------

US TREASURY BONDS                                                               4.1%
    US TREASURY INFLATION INDEX BOND (TIP), 3.875%, 4/15/29                                  366,000                618,521
    U.S. TREASURY INFLATION INDEX BOND (TIP), 2.00%, 1/15/14                               1,000,000              1,228,442
    U.S. TREASURY NOTE, 4.625%, 2/15/17                                                      800,000                842,501
                                                                                                                -----------
                                                                                                                  2,689,464
                                                                                                                -----------

US TREASURY STRIPS - PRINCIPAL ONLY                                             1.5%
    STRIP PRINC., 11/15/13                                                                   135,000                111,865
    STRIP PRINC., 8/15/25                                                                  1,900,000                846,241
                                                                                                                -----------
                                                                                                                    958,106
                                                                                                                -----------

FEDERAL HOME LOAN BANK                                                          1.5%
    FEDERAL HOME LOAN BANK, DN, 7/2/08                                                     1,000,000                999,879
                                                                                                                -----------

FEDERAL HOME LOAN MORTGAGE                                                     15.5%
    FEDERAL GOVERNMENT LOAN MGMT. CORP., 5.50%, 12/1/32                                      234,807                232,826
    FEDERAL GOVERNMENT LOAN MGMT. CORP., 5.00%, 12/01/35                                     625,562                601,627
    FEDERAL GOVERNMENT LOAN MGMT. CORP., 5.50%, 8/1/37                                       931,921                919,107
    FEDERAL GOVERNMENT LOAN MGMT. CORP., 5.50%, 2/01/36                                      453,321                447,938
    FEDERAL GOVERNMENT LOAN MGMT. CORP., 4.50%, 12/01/35                                     425,057                394,780
    FEDERAL GOVERNMENT LOAN MGMT. CORP., 5.50%, 9/01/19                                      334,600                338,995
    FEDERAL GOVERNMENT LOAN MGMT. CORP., 5.375%, 1/09/14                                     720,000                726,044
    FEDERAL GOVERNMENT LOAN MGMT. CORP., 8.00%, 3/1/30                                        93,875                101,717
    FEDERAL GOVERNMENT LOAN MGMT. CORP., 4.50%, 4/01/20                                      791,459                770,040
    FEDERAL GOVERNMENT LOAN MGMT. CORP., 5.00%, 7/01/34                                      733,092                706,188
    FEDERAL GOVERNMENT LOAN MGMT. CORP., 5.50%, 5/01/35                                    1,220,082              1,205,594
    FEDERAL GOVERNMENT LOAN MGMT. CORP., 5.00%, 9/01/35                                      988,918                951,081
    FEDERAL GOVERNMENT LOAN MGMT. CORP., 5.50%, 5/15/28                                    1,021,000              1,045,231
    FEDERAL GOVERNMENT LOAN MGMT. CORP., 5.00%, 4/15/18                                      767,000                768,978
    FEDERAL GOVERNMENT LOAN MGMT. CORP., 4.50%, 4/15/26                                      852,000                858,188
                                                                                                                -----------
                                                                                                                 10,068,334
                                                                                                                -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION                                          20.4%
    FANNIE MAE, 6.5%, 9/1/29                                                                  42,607                 44,317
    FANNIE MAE, 4.50%, 9/1/18                                                                666,505                652,009
    FANNIE MAE, 5.00%, 12/1/33                                                               539,045                520,104
    FANNIE MAE, 5.00%, 7/1/37                                                              1,204,172              1,155,585
    FANNIE MAE, 6.0%, 1/1/29                                                                  70,095                 71,396
    FANNIE MAE, 6.50%, 3/1/29                                                                 46,322                 48,210


                                        ACTIVA Mutual Funds Semiannual Report 15

   The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 6/30/08 (Unaudited)
                                                                                 % OF      SHARES OR                 VALUE
     SECURITY DESCRIPTION                                                 INVESTMENTS      PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
    FANNIE MAE, 6.50%, 3/1/29                                                                 41,462       $         43,152
    FANNIE MAE, 6.50%, 7/1/32                                                                457,001                474,486
    FANNIE MAE, 6.50%, 4/1/18                                                                276,730                288,816
    FANNIE MAE, 6.50%, 5/1/32                                                                222,686                231,206
    FANNIE MAE, 3.25%, 4/9/13                                                                650,000                626,158
    FANNIE MAE, 5.5%, 2/1/33                                                                 213,005                211,237
    FANNIE MAE, 5.50%, 4/1/33                                                                173,487                172,047
    FANNIE MAE, 4.50%, 8/1/19                                                                665,361                649,226
    FANNIE MAE, 5.00%, 8/1/33                                                                180,557                174,213
    FANNIE MAE, 7.00%, 3/1/35                                                                112,876                119,245
    FANNIE MAE, 5.00%, 6/01/34                                                               194,653                187,570
    FANNIE MAE, 5.00%, 8/01/19                                                               380,621                379,249
    FANNIE MAE, 6.00%, 10/1/34                                                               909,387                921,163
    FANNIE MAE, 4.50%, 9/01/35                                                             1,110,962              1,031,329
    FANNIE MAE, 6.00%, 1/01/36                                                             1,442,303              1,458,726
    FANNIE MAE, 5.00%, 11/01/35                                                              516,534                496,932
    FANNIE MAE, 5.50%, 1/01/36                                                               869,428                859,765
    FANNIE MAE, 5.50%, 2/01/36                                                               732,672                724,530
    FANNIE MAE, 5.260%, 4/01/37                                                            1,179,389              1,194,462
    FANNIE MAE, 5.50%, 11/01/36                                                              509,160                502,548
                                                                                                                -----------
                                                                                                                 13,237,681
                                                                                                                -----------

FEDERAL FARM CREDIT BANK                                                        0.8%
    FEDERAL FARM CREDIT BANK, 4.875%, 1/17/17                                                500,000                508,270
                                                                                                                -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION                                        3.4%
    GOVERNMENT NATIONAL MORTGAGE ASSOC., 7.00%, 11/15/31                                      67,058                 71,405
    GOVERNMENT NATIONAL MORTGAGE ASSOC., 7.00%, 12/15/28                                      26,945                 28,740
    GOVERNMENT NATIONAL MORTGAGE ASSOC., 7.00%, 9/15/29                                        7,063                  7,530
    GOVERNMENT NATIONAL SINGLE FAMILY, 7.00%, 12/15/29                                       102,799                109,621
    GOVERNMENT NATIONAL MORTGAGE ASSOC., 4.50%, 4/15/18                                      377,976                371,410
    GOVERNMENT NATIONAL SINGLE FAMILY, 7.00%, 9/15/34                                         71,899                 76,359
    GOVERNMENT NATIONAL MORTGAGE ASSOC., 3.407%, 7/16/21                                     582,389                576,261
    GOVERNMENT NATIONAL MORTGAGE ASSOC., 4.549%, 6/16/28                                   1,000,000                978,128
                                                                                                                -----------
                                                                                                                  2,219,454
                                                                                                                -----------

FOREIGN BOND                                                                    7.7%
    GOVERNMENT OF CANADA, 4.00%, 6/1/16                                                      100,000                100,338
    CANADA GOV'T., 4.25%, 12/01/08                                                           350,000                345,169
    PROVINCE OF ONTARIO, 4.30%, 3/08/17                                                      400,000                390,657
    TELEFONICA EMISIONES SAU., 5.855%, 2/04/13                                               280,000                282,151
    JAPAN-37(10 YEAR ISSUE) GOVT., 0.80%, 6/20/09                                         53,950,000                508,388
    GOVERNMENT OF AUSTRALIA, 5.25%, 8/15/10                                                1,000,000                929,085
    BUNDESREPUB. DEUTSCHLAND, 4.0%, 1/04/37                                                  200,000                272,496
    UK TREASURY NOTE, 4.00%, 9/07/16                                                         200,000                368,886
    BUONI POLIENNALI DEL TES, 3.75%, 8/01/16                                                 370,000                533,443
    JAPAN-281(10 YEAR ISSUE), 2.00%, 6/20/16                                             127,450,000              1,245,403
                                                                                                                -----------
                                                                                                                  4,976,016
                                                                                                                -----------


16 ACTIVA Mutual Funds Semiannual Report

   The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 6/30/08 (Unaudited)
                                                                                 % OF      SHARES OR                 VALUE
     SECURITY DESCRIPTION                                                 INVESTMENTS      PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS
NEW YORK                                                                        0.9%
    PORT AUTHORITY NY AND NJ MUN. BOND, 5.75%, 11/01/32                                      600,000            $   601,440
                                                                                                                -----------

CORPORATE BONDS - 23.4%
AUTOMOTIVE                                                                      1.3%
    CREDIT SUISSE NEW YORK, 5.75%, 2/15/18                                                   290,000                279,747
    DAIMLERCHRYSLER, 5.75%, 9/08/11                                                          295,000                301,042
    DELHAIZE AMERICA, INC., 6.50%, 6/15/17                                                   250,000                252,605
                                                                                                                -----------
                                                                                                                    833,394
                                                                                                                -----------

BANKING                                                                         2.8%
    BB&T CAPITAL TRUST, 6.75%, 6/07/36                                                       285,000                250,327
    CITIGROUP, INC., 5.625%, 8/27/12                                                         280,000                275,718
    FIFTH THIRD BANCORP, 5.45%, 1/15/17                                                      295,000                237,675
    JP MORGAN CHASE, 5.375%, 10/01/12                                                        280,000                281,106
    JP MORGAN CHASE, 5.247%, 1/12/43                                                         500,000                499,864
    WELLS FARGO COMPANY, 5.25%, 10/23/12                                                     280,000                281,838
                                                                                                                -----------
                                                                                                                  1,826,528
                                                                                                                -----------

BROADCASTING                                                                    0.4%
    ROGERS CABLE, INC., 5.50%, 3/15/14                                                       270,000                260,223
                                                                                                                -----------

DRUGS                                                                           1.3%
    ABBOTT LABS, 5.60%, 11/30/17                                                             280,000                282,941
    DOVER CORP. 5.45%, 3/15/18                                                               300,000                294,333
    HOSPIRA, INC., 6.05%, 3/30/17                                                            300,000                290,003
                                                                                                                -----------
                                                                                                                    867,277
                                                                                                                -----------

ELECTRIC UTILITY                                                                4.1%
    DPL, INC., 6.875%, 9/01/11                                                               270,000                281,318
    MIDAMERICA ENERGY HLDGS., 6.125%, 4/01/36                                                295,000                284,200
    NEVADA POWER CO., 5.875%, 1/15/15                                                        306,000                306,981
    NUCOR CORP., 5.75% 12/01/17                                                              285,000                285,907
    PECO ENERGY TRANSITION TRUST, 6.52%, 12/31/10                                          1,152,000              1,207,549
    TEXTRO, INC., 4.50%, 8/01/10                                                             285,000                284,760
                                                                                                                -----------
                                                                                                                  2,650,715
                                                                                                                -----------

ENERGY                                                                          2.1%
    FLORIDA POWER CORP., 6.35%, 9/15/37                                                      170,000                173,216
    NORTHERN STATES PWR., 8.00%, 8/28/12                                                     250,000                279,699
    SOUTHERN POWER CO., 6.25%, 7/15/12                                                       280,000                292,003
    SUNCORP ENERGY, INC., 6.10%, 6/01/18                                                     300,000                301,464
    XTO ENERGY, INC., 5.5%, 6/15/18                                                          300,000                287,033
                                                                                                                -----------
                                                                                                                  1,333,415
                                                                                                                -----------

                                        ACTIVA Mutual Funds Semiannual Report 17

   The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 6/30/08 (Unaudited)
                                                                                 % OF      SHARES OR                 VALUE
     SECURITY DESCRIPTION                                                 INVESTMENTS      PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES                                                              4.4%
    AMERICA MOVIL SA AMXLMM5, 5.625%, 11/15/17                                               320,000            $   309,790
    AMERICAN EXPRESS, 6.80%, 9/01/66                                                         270,000                250,006
    CITIGROUP/DEUTSCHE BANK COMM. MORTAGE, VRN, 7/15/44                                      605,000                605,398
    CASE CORP., 7.250%, 1/15/16                                                              290,000                284,200
    GENERAL ELECTRIC CAPITAL CORP., 5.0875%, 1/14/38                                         300,000                272,780
    GOLDMAN SACHS GROUP, INC., 5.625%, 1/15/17                                               360,000                334,111
    INTERNATIONAL LEASE FIN., 5.625%, 9/20/13                                                305,000                266,950
    MORGAN STANLEY CAPITAL, 4.517%, 1/14/42                                                    1,311                  1,310
    PNC FUNDING CORP., 5.125%, 12/14/10                                                      295,000                293,319
    RESONA PFD GLOBAL SECS., 7.191%, 12/29/49                                                290,000                268,141
                                                                                                                -----------
                                                                                                                  2,886,005
                                                                                                                -----------

HEALTH CARE                                                                     0.9%
    AETNA, INC., 5.75%, 6/15/11                                                              290,000                300,155
    UNUMPROVIDENT CORP., 7.625%, 3/01/11                                                     270,000                280,537
                                                                                                                -----------
                                                                                                                    580,692
                                                                                                                -----------

INSURANCE                                                                       0.8%
    ACE INA HOLDINGS, 5.70%, 2/15/17                                                         290,000                278,862
    METLIFE, INC., 6.40%, 12/15/36                                                           285,000                249,590
                                                                                                                -----------
                                                                                                                    528,452
                                                                                                                -----------

OIL & EXPLOR PROD & SER                                                         0.4%
    PETROBAS INTERNATIONAL, 6.125%, 10/06/16                                                 280,000                281,400
                                                                                                                -----------

OIL & GAS EQUIPMENT/SERVICES                                                    2.3%
    HESS CORP., 6.65%, 8/15/11                                                               270,000                283,389
    CONOCOPHILLIPS, 5.20%, 5/15/18                                                           300,000                296,220
    FPL GROUP CAPITAL, INC., 7.375%, 6/01/09                                                 275,000                284,349
    ORACLE CORP., 5.75%, 4/15/18                                                             345,000                345,344
    WESTERN OIL AND SANDS, INC., 8.375%, 5/01/12                                             285,000                310,311
                                                                                                                -----------
                                                                                                                  1,519,613
                                                                                                                -----------

PIPELINES                                                                       0.4%
    KINDER MORGAN ENERGY PARTNERS, 5.85%, 9/15/12                                            280,000                282,613
                                                                                                                -----------

PRINTING & PUBLISHING                                                           0.8%
    NEWS AMERICA HOLDINGS, 8.15%, 10/17/36                                                   152,000                170,218
    XEROX CORP., 5.50%, 5/15/12                                                              320,000                316,573
                                                                                                                -----------
                                                                                                                    486,791
                                                                                                                -----------

TECHNOLOGY                                                                      0.4%
    SEAGATE TECHNOLOGY HDD, 6.80%, 10/01/16                                                  305,000                279,837
                                                                                                                -----------

TRANSPORTATION & SHIPPING                                                       0.5%
    UNITED PARCEL SERVICES, 5.50%, 1/15/18                                                   285,000                289,110
                                                                                                                -----------


18 ACTIVA Mutual Funds Semiannual Report

   The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
INTERMEDIATE BOND FUND - 6/30/08 (Unaudited)
                                                                                 % OF      SHARES OR                 VALUE
     SECURITY DESCRIPTION                                                 INVESTMENTS      PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                                                              0.5%
    VERIZON NEW YORK, INC., 6.875%, 4/01/12                                                  315,000            $   328,782
                                                                                                                -----------

TOTAL CORPORATE BONDS                                                                                            15,234,847
                                                                                                                -----------

ASSET BACKED SECURITIES - 3.8%
ELECTRIC UTILITY                                                                1.1%
    DETROIT EDISON SECURITIZATION FUNDING LLC, 6.19%, 3/1/13                                 169,000                174,718
    PSE&G TRANSITION FUNDING LLC, 6.45%, 3/15/13                                             494,000                516,220
                                                                                                                -----------
                                                                                                                    690,938
                                                                                                                -----------

FINANCIAL SERVICES                                                              2.7%
    CARMAX AUTO OWNER TRUST, 4.79%, 2/15/13                                                  550,000                544,418
    CITIBANK CREDIT CARD INSURANCE TRUST, 5.30%, 3/15/18                                     625,000                613,701
    HONDA AUTO RECEIVABLES OWNER TRUST, 5.11%, 4/15/12                                       595,000                604,395
                                                                                                                -----------
                                                                                                                  1,762,514
                                                                                                                -----------

TOTAL ASSET BACKED SECURITIES                                                                                     2,453,452
                                                                                                                -----------

COLLATERALIZED MORTGAGE OBLIGATIONS - 12.1%
FINANCIAL SERVICES                                                             12.1%
    BEAR STEARNS COMMERCIAL MORTG. SEC., 4.735%, 9/11/42                                     500,000                495,576
    BEAR STEARNS COMMERCIAL MORTG. SEC., 5.426%, 9/11/41                                     605,000                599,877
    BEAR STEARNS COMMERCIAL MORTG. SEC., 5.201%, 12/11/38                                    945,000                883,273
    BEAR STEARNS COMMERCIAL MORTG. SEC., 5.588%, 9/11/42                                     650,000                636,130
    CATERPILLAR FIN SERV., 5.45%, 4/15/18                                                    335,000                332,731
    CITIGROUP/DEUTS. BANK COMM. MORTG. TR., 5.56%, 10/15/48                                  740,000                735,167
    GREENWICH CAPITAL COMM. FUNDING CORP., 5.381%, 3/10/39                                   605,000                592,409
    FREDDIE MAC, 5.00%, 10/15/31                                                           1,500,000              1,488,139
    FREDDIE MAC, 5.50%, 1/15/31                                                            1,128,000              1,143,733
    MERRILL LYNCH MORTGAGE TRUST, VRN, 11/12/37                                              500,000                483,438
    SMALL BUSINESS ADMIN. PARTICIPATION, 6.07%, 7/01/26                                      460,552                477,796
                                                                                                                -----------
                                                                                                                  7,868,269
                                                                                                                -----------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                                                                         7,868,269
                                                                                                                -----------

TOTAL FIXED INCOME - 100% (Cost $65,005,007)                                                                    $65,052,644
                                                                                                                ===========


                                        ACTIVA Mutual Funds Semiannual Report 19

   The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments
VALUE FUND - 6/30/08 (Unaudited)
                                                                                 % OF      SHARES OR                 VALUE
     SECURITY DESCRIPTION                                                 INVESTMENTS      PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - TAXABLE - 2.0%                                             2.0%
CUSTODIAN CASH SWEEP
    NORTHERN INSTITUTIONAL DIVERSIFIED ASSETS PORT.                                        1,630,948            $ 1,630,948
                                                                                                                -----------

TOTAL MONEY MARKET FUNDS - TAXABLE (Cost $1,630,948)                                                              1,630,948
                                                                                                                -----------

COMMON STOCKS - 98.0%
AEROSPACE                                                                       1.9%
    HONEYWELL INTERNATIONAL, INC.                                                              6,500                326,820
    INGRAM MICRO, INC. CL A                                                                  *18,300                324,825
    LOCKHEED MARTIN CORP.                                                                      7,100                700,486
    RAYTHEON CO.                                                                               4,400                247,632
                                                                                                                -----------
                                                                                                                  1,599,763
                                                                                                                -----------

AGRICULTURE                                                                     0.4%
    BUNGE LIMITED                                                                              3,200                344,608
                                                                                                                -----------

AUTOMOTIVE PARTS & EQUIPMENT                                                    0.6%
    TRW AUTOMOTIVE HOLDINGS CORP.                                                            *28,800                531,936
                                                                                                                -----------

BANKING                                                                         4.0%
    CITIGROUP, INC.                                                                           24,172                405,123
    COMERICA, INC.                                                                            11,960                306,535
    HUNTINGTON BANCSHARES, INC.                                                               24,100                139,057
    POPULAR, INC.                                                                            *55,300                364,427
    SOVEREIGN BANCORP, INC.                                                                  *21,770                160,227
    TORONTO DOMINION BANK - ADR                                                                3,246                202,128
    UMB FINANCIAL CORP.                                                                      *13,500                692,145
    U.S. BANCORP                                                                              37,300              1,040,297
                                                                                                                -----------
                                                                                                                  3,309,939
                                                                                                                -----------

BUSINESS SERVICES                                                               2.3%
    LEXMARK INTERNATIONAL, INC.                                                               *6,500                217,295
    MANPOWER, INC.                                                                            22,900              1,333,696
    WESTERN UNION CORP.                                                                      *15,900                393,048
                                                                                                                -----------
                                                                                                                  1,944,039
                                                                                                                -----------

CHEMICALS                                                                       1.3%
    MOSAIC CO/THE                                                                              7,700              1,114,190
                                                                                                                -----------

CONSTRUCTION - FOREIGN                                                          2.5%
    ACCENTURE LTD.                                                                            50,500              2,056,360
                                                                                                                -----------

CONSUMER GOODS & SERVICES                                                       0.4%
    HASBRO, INC.                                                                               8,600                307,192
                                                                                                                -----------


20 ACTIVA Mutual Funds Semiannual Report

   The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
VALUE FUND - 6/30/08 (Unaudited)
                                                                                 % OF      SHARES OR                 VALUE
     SECURITY DESCRIPTION                                                 INVESTMENTS      PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING                                                          0.9%
    GREIF, INC.                                                                                3,700            $   236,911
    OWENS-ILLINOIS, INC.                                                                      11,800                491,942
                                                                                                                -----------
                                                                                                                    728,853
                                                                                                                -----------

COSMETICS                                                                       0.3%
    KIMBERLY-CLARK CORP.                                                                      *4,000                239,120
                                                                                                                -----------

DIVERSIFIED                                                                     3.1%
    GENERAL ELECTRIC & CO.                                                                    95,800              2,556,902
                                                                                                                -----------

ELECTRIC UTILITY                                                                0.9%
    FIRSTENERGY CORP.                                                                          9,200                757,436
                                                                                                                -----------

ENERGY                                                                          5.2%
    AMERICAN ELECTRIC POWER                                                                   10,600                426,438
    DEVON ENERGY CORP.                                                                         5,000                600,800
    DOMINION RESOURCES, INC./VA                                                                7,200                341,928
    DUKE ENERGY CORP.                                                                         56,100                975,018
    NOBLE ENERGY, INC.                                                                        *3,100                311,736
    SIERRA PACIFIC RESOURCES                                                                  22,300                283,433
    UGI CORPORATION                                                                           47,800              1,372,338
                                                                                                                -----------
                                                                                                                  4,311,691
                                                                                                                -----------

ENTERTAINMENT                                                                   1.7%
    WALT DISNEY COMPANY                                                                       44,300              1,382,160
                                                                                                                -----------

FINANCIAL SERVICES                                                             10.6%
    BANK OF AMERICA CORP.                                                                     95,512              2,279,871
    BANK OF NEW YORK MELLON CORP.                                                             11,400                431,262
    CAPITAL ONE FINANCIAL                                                                     16,800                638,568
    CAPITALSOURCE, INC.                                                                       34,700                384,476
    GOLDMAN SACH GROUP, INC.                                                                  13,800              2,413,620
    LEHMAN BROTHERS HOLDING                                                                   30,700                608,167
    STATE STREET CORP.                                                                       *16,900              1,081,431
    UNUM GROUP                                                                                31,100                635,995
    WADDELL & REED FINANCIAL                                                                  10,000                350,100
                                                                                                                -----------
                                                                                                                  8,823,490
                                                                                                                -----------

FOOD PRODUCTS                                                                   0.7%
    KROGER CO.                                                                                19,500                562,965
                                                                                                                -----------

HEALTH CARE                                                                     3.0%
    MCKESSON HBOC, INC.                                                                       33,500              1,872,985
    UNIVERSAL HEALTH SERVICES, INC.                                                            9,200                581,624
                                                                                                                -----------
                                                                                                                  2,454,609
                                                                                                                -----------

                                        ACTIVA Mutual Funds Semiannual Report 21

   The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
VALUE FUND - 6/30/08 (Unaudited)
                                                                                 % OF      SHARES OR                 VALUE
     SECURITY DESCRIPTION                                                 INVESTMENTS      PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
HOTELS & LODGING                                                                0.6%
    HOST HOTELS & RESORTS                                                                     36,500            $   498,225
                                                                                                                -----------

INSURANCE                                                                       7.2%
    AMERICAN INTERNATIONAL GROUP                                                              29,200                772,632
    ASSURANT, INC.                                                                            35,900              2,367,964
    ACE LIMITED                                                                               35,600              1,961,204
    EVEREST RE GROUP LTD.                                                                     11,400                908,694
                                                                                                                -----------
                                                                                                                  6,010,494
                                                                                                                -----------

MACHINERY & EQUIPMENT                                                           1.2%
    AGCO CORPORATION                                                                         *18,500                969,585
                                                                                                                -----------

MANUFACTURING - MISCELLANEOUS                                                   1.2%
    PARKER HANNIFIN CORP.                                                                     13,900                991,348
                                                                                                                -----------

MEDICAL SERVICES                                                                0.9%
    AMGEN, INC.                                                                              *15,400                726,264
                                                                                                                -----------

METALS & MINING                                                                 2.2%
    ALCOA, INC.                                                                              *14,700                523,614
    FREEPORT-MCMORAN COPPER                                                                    9,700              1,136,743
    SOUTHERN COPPER CORP.                                                                      1,800                191,934
                                                                                                                -----------
                                                                                                                  1,852,291
                                                                                                                -----------

OFFICE/BUSINESS EQUIPMENT & SUPPLIES                                            1.8%
    HEWLETT-PACKARD                                                                           23,500              1,038,935
    INTERNATIONAL BUSINESS MACHINES CORP.                                                      3,700                438,561
                                                                                                                -----------
                                                                                                                  1,477,496
                                                                                                                -----------

OIL & GAS EXPLOR PROD & SER                                                    19.1%
    CHEVRON CORPORATION                                                                        7,419                735,446
    CONOCOPHILLIPS                                                                            46,600              4,398,574
    CONTINENTAL RESOURCES, INC.                                                               *4,300                298,076
    EXXON MOBIL CORP.                                                                         52,164              4,597,213
    HESS CORP.                                                                                10,700              1,350,233
    MARATHON OIL CORP.                                                                        27,000              1,400,490
    OCCIDENTAL PETROLEUM CORP.                                                                31,300              2,812,618
    W&T OFFSHORE, INC.                                                                        *4,500                263,295
                                                                                                                -----------
                                                                                                                 15,855,945
                                                                                                                -----------

PHARMACEUTICALS                                                                 5.4%
    BRISTOL-MYERS SQUIBB COMPANY                                                              29,300                601,529
    ELI LILLY & CO.                                                                           29,700              1,370,952
    MERCK & COMPANY, INC.                                                                     20,800                783,952


22 ACTIVA Mutual Funds Semiannual Report

The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
VALUE FUND - 6/30/08 (Unaudited)
                                                                                 % OF      SHARES OR                 VALUE
     SECURITY DESCRIPTION                                                 INVESTMENTS      PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS (CONTINUED)
    UNITEDHEALTH GROUP, INC.                                                                 *13,000            $   341,250
    WATSON PHARMACEUTICALS, INC.                                                             *10,900                296,153
    WYETH                                                                                    *22,500              1,079,100
                                                                                                                -----------
                                                                                                                  4,472,936
                                                                                                                -----------

RESTAURANTS                                                                     0.7%
    DARDEN RESTAURANT, INC.                                                                   17,600                562,144
                                                                                                                -----------

RETAIL STORES                                                                   5.7%
    BJ'S WHOLESALE CLUB, INC.                                                                *15,800                611,460
    DOLLAR TREE, INC.                                                                         *7,900                258,251
    GAP, INC.                                                                                 86,800              1,446,956
    STAPLES, INC.                                                                             *9,200                218,500
    SUPERVALU, INC.                                                                           33,200              1,025,548
    WAL-MART STORES, INC.                                                                     21,200              1,191,440
                                                                                                                -----------
                                                                                                                  4,752,155
                                                                                                                -----------

REAL ESTATE INVESTMENT TRUST                                                    0.6%
    DOVER CORPORATION                                                                          9,500                459,515
                                                                                                                -----------

STEEL                                                                           1.2%
    UNITED STATES STEEL CORP.                                                                  5,400                997,812
                                                                                                                -----------

TECHNOLOGY                                                                      0.9%
    AVNET, INC.                                                                                7,200                196,416
    BELDEN CDT, INC.                                                                           5,700                193,116
    SEAGATE TECHNOLOGY                                                                       *21,400                409,382
                                                                                                                -----------
                                                                                                                    798,914
                                                                                                                -----------

TOBACCO                                                                         1.9%
    PHILIP MORRIS INTERNATIONAL                                                              *32,325              1,596,532
                                                                                                                -----------

TELECOMMUNICATIONS                                                              7.6%
    AT&T, INC.                                                                               139,045              4,684,426
    ENTERGY CORP.                                                                              3,100                373,488
    FPL GROUP, INC.                                                                           11,400                747,612
    TIME WARNER                                                                               36,900                546,120
                                                                                                                -----------
                                                                                                                  6,351,646
                                                                                                                -----------

TOTAL COMMON STOCKS (Cost $78,215,004)                                                                           81,398,555
                                                                                                                -----------

TOTAL INVESTMENTS - 100% (Cost $79,845,952)                                                                     $83,029,503
                                                                                                                ===========


*Non-dividend producing as of June 30, 2008

                                        ACTIVA Mutual Funds Semiannual Report 23

   The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments
GROWTH FUND - 6/30/08 (Unaudited)
                                                                                 % OF      SHARES OR                 VALUE
     SECURITY DESCRIPTION                                                 INVESTMENTS      PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - TAXABLE - 0.3%                                             0.3%
CUSTODIAN CASH SWEEP
    NORTHERN INSTITUTIONAL DIVERSIFIED ASSETS PORT.                                           69,285            $    69,285
                                                                                                                -----------

TOTAL MONEY MARKET FUNDS - TAXABLE (Cost $69,285)                                                                    69,285
                                                                                                                -----------

FEDERAL HOME LOAN BANK - 0.7%                                                   0.7%
    FEDERAL HOME LOAN BANK, 7/01/08                                                          200,000                200,000
                                                                                                                -----------

TOTAL FEDERAL HOME LOAN BANK (Cost $200,000)                                                                        200,000
                                                                                                                -----------

COMMON STOCKS - 97.2%
AEROSPACE                                                                       2.7%
    HONEYWELL INTERNATIONAL, INC.                                                              9,219                463,531
    NORTHROP GRUMMAN CORP.                                                                     4,500                301,050
                                                                                                                -----------
                                                                                                                    764,581
                                                                                                                -----------

AGRICULTURE                                                                     1.6%
    MONSANTO COMPANY                                                                           3,484                440,517
                                                                                                                -----------

AIRLINES                                                                        1.1%
    EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.                                               6,976                299,968
                                                                                                                -----------

BIOTECHNOLOGY                                                                   6.1%
    CELGENE CORP.                                                                             *7,300                466,251
    GENENTECH, INC.                                                                           *4,900                371,910
    GENZYME CORPORATION                                                                       *4,400                316,888
    GILAD SCIENCES, INC.                                                                      10,400                550,680
                                                                                                                -----------
                                                                                                                  1,705,729
                                                                                                                -----------

BUSINESS SERVICES                                                               2.4%
    JANUS CAPITAL GROUP, INC.                                                                 19,404                513,624
    RESEARCH IN MOTION                                                                         1,310                153,139
                                                                                                                -----------
                                                                                                                    666,763
                                                                                                                -----------

COAL & CONSUMABLE FUELS                                                         1.5%
    CONSOL ENERGY, INC.                                                                        3,792                426,107
                                                                                                                -----------

COMMUNICATIONS EQUIPMENT                                                        8.8%
    AMERICAN TOWER CORPORATION                                                               *13,838                584,655
    CISCO SYSTEMS, INC.                                                                      *27,030                628,718
    QUALCOMM, INC.                                                                            28,196              1,251,057
                                                                                                                -----------
                                                                                                                  2,464,430
                                                                                                                -----------


24 ACTIVA Mutual Funds Semiannual Report

      The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
GROWTH FUND - 6/30/08 (Unaudited)

                                                                                 % OF      SHARES OR                 VALUE
     SECURITY DESCRIPTION                                                 INVESTMENTS      PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE                                                               4.5%
    ADOBE SYSTEMS, INC.                                                                      *19,959            $   786,185
    MICROSOFT CORP.                                                                           17,276                475,263
                                                                                                                -----------
                                                                                                                  1,261,448
                                                                                                                -----------

COMPUTER HARDWARE                                                               2.6%
    APPLE COMPUTER                                                                            *4,407                737,908
                                                                                                                -----------

CONSUMER GOODS & SERVICES                                                       5.0%
    COCA-COLA CO.                                                                             17,500                909,650
    MCDONALD'S CORP.                                                                           4,700                264,234
    PEPSICO, INC.                                                                              3,700                235,283
                                                                                                                -----------
                                                                                                                  1,409,167
                                                                                                                -----------

COSMETICS                                                                       3.7%
    ACTIVISION, INC.                                                                         *18,100                616,667
    AVON PRODUCTS, INC.                                                                       11,300                407,026
                                                                                                                -----------
                                                                                                                  1,023,693
                                                                                                                -----------

ELECTRIC UTILITY                                                                1.7%
    EXELON CORP.                                                                               5,123                460,865
                                                                                                                -----------

ELECTRONICS                                                                     1.3%
    PMC - SIERRA, INC.                                                                        48,700                372,555
                                                                                                                -----------

FINANCIAL SERVICES                                                              1.3%
    JP MORGAN CHASE & CO.                                                                      4,900                168,119
    NYSE EURONEXT                                                                              3,700                187,442
                                                                                                                -----------
                                                                                                                    355,561
                                                                                                                -----------

GOLD (PRECIOUS METALS)                                                          1.7%
    AGNICO-EAGLE MINES LTD.                                                                   *6,200                461,094
                                                                                                                -----------

HEALTH CARE                                                                     2.4%
    DENTSPLY INT'L., INC.                                                                     *5,200                191,360
    MEDCO HEALTH SOLUTIONS                                                                    *9,916                468,035
                                                                                                                -----------
                                                                                                                    659,395
                                                                                                                -----------

INDUSTRIAL GOODS & SERVICES                                                     2.0%
    CORNING, INC.                                                                             16,073                370,483
    FLUOR CORP.                                                                                1,000                186,080
                                                                                                                -----------
                                                                                                                    556,563
                                                                                                                -----------

INSTRUMENTATION                                                                 2.3%
    THERMO ELECTRON CORP.                                                                    *11,500                640,895
                                                                                                                -----------


                                        ACTIVA Mutual Funds Semiannual Report 25

   The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
GROWTH FUND - 6/30/08 (Unaudited)
                                                                                 % OF      SHARES OR                 VALUE
     SECURITY DESCRIPTION                                                 INVESTMENTS      PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
INTERNET CONTENT                                                                2.6%
    GOOGLE, INC. CL A                                                                         *1,379            $   725,933
                                                                                                                -----------

INVESTMENT COMPANY                                                              1.8%
    JOY GLOBAL, INC.                                                                           6,500                492,895
                                                                                                                -----------

MACHINERY & EQUIPMENT                                                           0.8%
    BORGWARNER, INC.                                                                          *5,000                221,900
                                                                                                                -----------

MANUFACTURING-CAPITAL GOODS                                                     2.6%
    DANAHER CORP.                                                                              9,400                726,620
                                                                                                                -----------

MEDICAL EQUIPMENT & SUPPLIES                                                    4.3%
    C.R. BARD, INC.                                                                            2,800                246,260
    JOHNSON & JOHNSON                                                                          9,500                611,230
    HENRY SCHEIN, INC.                                                                        *6,600                340,362
                                                                                                                -----------
                                                                                                                  1,197,852
                                                                                                                -----------

METALS & MINING                                                                 1.9%
    FREEPORT-MCMORAN COPPER                                                                    4,659                545,988
                                                                                                                -----------

NATURAL RESOURCES                                                               1.1%
    MASSEY ENERGY CO.                                                                         *3,270                306,562
                                                                                                                -----------

OIL & GAS EXPLOR PROD & SER                                                     9.5%
    CAMERON INTERNATIONAL CORP.                                                              *10,500                581,175
    EOG RESOURCES, INC.                                                                        2,530                331,936
    PETROLEO BRASILEIRO S.A                                                                    3,200                226,656
    SCHLUMBERGER LTD.                                                                         12,074              1,297,110
    TRANSOCEAN, INC.                                                                          *1,397                212,889
                                                                                                                -----------
                                                                                                                  2,649,766
                                                                                                                -----------

PHARMACEUTICALS                                                                 5.1%
    ABBOTT LABORATORIES                                                                       10,100                534,997
    CUMMINS, INC.                                                                              7,100                465,192
    ELAN CORP. PLC - SPONS. ADR                                                              *11,900                423,045
                                                                                                                -----------
                                                                                                                  1,423,234
                                                                                                                -----------

RETAIL STORES                                                                   7.9%
    AMAZON.COM, INC.                                                                           4,242                311,066
    CVS CORP.                                                                                 *2,100                 83,097
    KOHL'S CORP.                                                                              *7,434                297,657
    NORDSTROM, INC.                                                                            6,890                208,767
    ROSS STORES, INC.                                                                         *7,530                267,466
    WAL-MART STORES, INC.                                                                     18,474              1,038,239
                                                                                                                -----------
                                                                                                                  2,206,292
                                                                                                                -----------


26 ACTIVA Mutual Funds Semiannual Report


   The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
GROWTH FUND - 6/30/08 (Unaudited)
                                                                                 % OF      SHARES OR                 VALUE
     SECURITY DESCRIPTION                                                 INVESTMENTS      PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY-SOFTWARE                                                             1.6%
    SALESFORCE.COM, INC.                                                                      *6,490            $   442,813
                                                                                                                -----------

TOBACCO                                                                         2.6%
    PHILIP MORRIS INTERNATIONAL                                                              *14,919                736,849
                                                                                                                -----------

TELECOMMUNICATIONS                                                              1.7%
    AT&T, INC.                                                                                 7,426                250,182
    BROADCOM CORP. CL A                                                                        8,600                234,694
                                                                                                                -----------
                                                                                                                    484,876
                                                                                                                -----------

WASTE MANAGEMENT                                                                1.0%
    WASTE MANAGEMENT, INC.                                                                     7,800                294,138
                                                                                                                -----------

TOTAL COMMON STOCKS - (Cost $25,236,768)                                                                         27,162,957
                                                                                                                -----------

WARRANTS - 0.0%                                                                 0.0%
    RAYTHEON CO. WARRANTS, EXPIRES 6/16/11                                                       628                 12,214
                                                                                                                -----------

TOTAL WARRANTS - (Cost $0.00)                                                                                        12,214
                                                                                                                -----------

MUTUAL FUNDS - 1.8%                                                             1.8%
FINANCIAL SERVICES
    CONSUMER STAPLES SELECT SECTOR SPDR FUND                                                  18,400                490,544
                                                                                                                -----------

TOTAL MUTUAL FUNDS (Cost $482,025)                                                                                  490,544
                                                                                                                -----------

TOTAL INVESTMENTS - 100% (Cost $25,988,078)                                                                     $27,935,000
                                                                                                                ===========


*Non-dividend producing as of June 30, 2008

                                        ACTIVA Mutual Funds Semiannual Report 27

   The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments
INTERNATIONAL FUND - 6/30/08 (Unaudited)
                                                                                 % OF      SHARES OR                 VALUE
     SECURITY DESCRIPTION                                                 INVESTMENTS      PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - TAXABLE - 6.1%                                             6.1%
CUSTODIAN CASH SWEEP - UNITED STATES
    NORTHERN INSTITUTIONAL DIVERSIFIED ASSETS PORT.                                        2,790,626            $ 2,790,626
                                                                                                                -----------

TOTAL MONEY MARKET FUNDS - TAXABLE (Cost $2,790,626)                                                              2,790,626
                                                                                                                -----------

COMMON STOCKS - 93.9%                                                           1.9%
AEROSPACE
    THALES SA - FRANCE                                                                        15,050                857,698
                                                                                                                -----------

ALUMINUM                                                                        3.1%
    TOYO SEIKAN KAISHA LTD. - JAPAN                                                           32,800                578,951
    ALUMINA LTD. - AUSTRALIA                                                                 183,290                832,649
                                                                                                                -----------
                                                                                                                  1,411,600
                                                                                                                -----------

APPAREL                                                                         1.2%
    WACOAL HOLDINGS CORP. - JAPAN                                                             45,000                537,440
                                                                                                                -----------

AUTOMOTIVE PARTS & EQUIPMENT                                                    1.4%
    MAGNA INTERNATIONAL, INC. CL A - CANADA                                                  *10,430                617,873
                                                                                                                -----------

BANKING                                                                         0.9%
    SUMITOMO TRUST & BANKING - JAPAN                                                          61,000                426,316
                                                                                                                -----------

BEVERAGES - FOREIGN                                                             2.2%
    COCA-COLA WEST HOLDINGS CO., LTD. - JAPAN                                                 43,100              1,004,733
                                                                                                                -----------

BREWERY                                                                         1.8%
    KIRIN BREWERY CO., LTD. - JAPAN                                                           53,000                827,673
                                                                                                                -----------

BUILDING PRODUCTS                                                               1.3%
    JS GROUP CORP. - JAPAN                                                                    38,500                611,750
                                                                                                                -----------

CABLE TV                                                                        3.4%
    PREMIERE AG - GERMANY                                                                    *69,400              1,529,597
                                                                                                                -----------

COMPUTER STORAGE                                                                2.8%
    GEMALTO - NETHERLANDS                                                                    *35,150              1,279,389
                                                                                                                -----------

CONSUMER GOODS & SERVICES                                                       6.7%
    FUJI PHOTO FILM - JAPAN                                                                   36,900              1,268,579
    MABUCHI MOTOR CO. LTD. - JAPAN                                                           *23,000              1,247,810
    SEGA SAMMY HOLDINGS, INC. - JAPAN                                                         63,100                550,349
                                                                                                                -----------
                                                                                                                  3,066,738
                                                                                                                -----------

COSMETICS                                                                       1.5%
    SHISEIDO CORP. - JAPAN                                                                    30,000                686,635
                                                                                                                -----------


28 ACTIVA Mutual Funds Semiannual Report

   The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 6/30/08 (Unaudited)
                                                                                 % OF      SHARES OR                 VALUE
     SECURITY DESCRIPTION                                                 INVESTMENTS      PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITY                                                                2.2%
    CENTRAIS ELETRICAS BRASILEIRAS S.A. - BRAZIL                                              28,950            $   476,340
    KOREA ELECTRIC POWER CORP. - SPON. ADR - KOREA                                            36,000                523,080
                                                                                                                -----------
                                                                                                                    999,420
                                                                                                                -----------

ENERGY                                                                          1.1%
    SUNCOR ENERGY, INC. - CANADA                                                               8,440                490,533
                                                                                                                -----------

FINANCIAL SERVICES                                                              2.2%
    TAKEFUJI CORP. - JAPAN                                                                    35,920                499,707
    UBS AG-REG - SWITZERLAND                                                                  24,801                512,391
                                                                                                                -----------
                                                                                                                  1,012,098
                                                                                                                -----------

FOREST PRODUCTS                                                                 1.5%
    STORA ENSO OYJ `R' SHRS - FINLAND                                                         71,050                666,653
                                                                                                                -----------

FOREIGN AGENCIES                                                                1.1%
    OPTI CANADA, INC. - CANADA                                                               *22,830                517,337
                                                                                                                -----------

GOLD (PRECIOUS METALS)                                                          9.7%
    ANGLOGOLD ASHANTI-SPON ADR - SOUTH AFRICA                                                 64,812              2,199,719
    GOLD FIELDS LTD.-SPONS ADR - SOUTH AFRICA                                                 25,150                318,148
    GOLD FIELDS LTD. - SOUTH AFRICA                                                           60,220                766,226
    LIHIR GOLD LTD. - PAPUA NEW GUINEA                                                      *169,220                533,571
    NEWCREST MINING LTD. - AUSTRALIA                                                          12,800                359,437
    NOVAGOLD RESOURCES, INC. - CANADA                                                         32,850                244,733
                                                                                                                -----------
                                                                                                                  4,421,834
                                                                                                                -----------

HOME BUILDERS                                                                   1.6%
    SEKISUI HOUSE LTD. - JAPAN                                                                79,000                737,393
                                                                                                                -----------

INDUSTRIAL CONGLOMERATES (ENERGY)                                               1.1%
    AREVA - CI - FRANCE                                                                          420                491,278
                                                                                                                -----------

INSURANCE                                                                       1.3%
    MITSUI SUMITOMO INSURANCE GROUP HOLDINGS, INC. - JAPAN                                   *16,800                579,147
                                                                                                                -----------

MEDICAL EQUIPMENT & SUPPLIES                                                    3.4%
    ASTRAZENECA ADR - UNITED KINGDOM                                                          17,200                731,516
    SANOFI-AVENTIS - FRANCE                                                                   12,150                811,594
                                                                                                                -----------
                                                                                                                  1,543,110
                                                                                                                -----------

METALS & MINING                                                                 5.8%
    LONMIN PLC - UNITED KINGDOM                                                                3,800                241,497
    IVANHOE MINES LTD. - CANADA                                                               44,050                480,585
    NEWMONT MINING CORP. - UNITED STATES                                                      33,300              1,736,928

                                        ACTIVA Mutual Funds Semiannual Report 29

   The accompanying notes are an integral part of these financial statements.


ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 6/30/08 (Unaudited)
                                                                                 % OF      SHARES OR                 VALUE
     SECURITY DESCRIPTION                                                 INVESTMENTS      PAR VALUE               (NOTE 2)
---------------------------------------------------------------------------------------------------------------------------
METALS & MINING (CONTINUED)
    APEX SILVER MINES LTD. - CAYMAN ISLANDS                                                   37,680            $   185,009
                                                                                                                -----------
                                                                                                                  2,644,019
                                                                                                                -----------

OIL & GAS EXPLOR PROD & SER                                                     8.2%
    BP PLC - UNITED KINGDOM                                                                  123,300              1,432,250
    PETRO-CANADA - CANADA                                                                     12,120                675,690
    ROYAL DUTCH SHELL ADR-B - UNITED KINGDOM                                                  14,435              1,156,388
    SK TELECOM CO. LTD. ADR - KOREA                                                           21,800                452,786
                                                                                                                -----------
                                                                                                                  3,717,114
                                                                                                                -----------

PAPER PRODUCTS                                                                  0.8%
    UPM-KYMMENE OYJ - FINLAND                                                                 23,400                383,123
                                                                                                                -----------

PETROLEUM-REFINING                                                              2.9%
    NIPPON OIL CORP. - JAPAN                                                                 197,000              1,322,982
                                                                                                                -----------

PRINTING & PUBLISHING                                                           3.2%
    DAI NIPPON PRINTING CO., LTD. - JAPAN                                                     98,000              1,444,570
                                                                                                                -----------

PRECIOUS METALS                                                                 4.0%
    BARRICK GOLD CORP. - CANADA                                                              *40,293              1,833,332
                                                                                                                -----------

RETAIL STORES                                                                   1.8%
    SEVEN & I HOLDINGS COMPANY - JAPAN                                                        28,800                821,927
                                                                                                                -----------

TELECOMMUNICATIONS                                                             13.8%
    ERICSSON (LM) TEL-SP ADR - SWEDEN                                                         43,860                456,144
    KT CORP. - KOREA                                                                          58,110              1,238,905
    ALCATEL-LUCENT - FRANCE                                                                  156,000                947,985
    NIPPON TELEGRAPH & TELEPHONE CORP. ADR - JAPAN                                            76,850              1,867,455
    TELECOM ITALIA - ITALY                                                                   845,000              1,370,198
    BELGACOM SA - BELGIUM                                                                      9,650                416,263
                                                                                                                -----------
                                                                                                                  6,296,950
                                                                                                                -----------

TOTAL COMMON STOCKS (Cost $43,287,978)                                                                           42,780,262
                                                                                                                -----------

TOTAL INVESTMENTS - 100% (Cost $46,078,604)                                                                     $45,570,888
                                                                                                                ===========



*Non-dividend producing as of June 30, 2008


30 ACTIVA Mutual Funds Semiannual Report

   The accompanying notes are an integral part of these financial statements.

ACTIVA Schedule of Investments continued
INTERNATIONAL FUND - 6/30/08 (Unaudited)

At June 30, 2008 the breakdown by country was:

                                                % OF MARKET          ACTUAL
            COUNTRY                                   VALUE    MARKET VALUE
            Australia                                  2.6%     $ 1,192,086
            Belgium                                    0.9%         416,263
            Brazil                                     1.1%         476,340
            Canada                                    10.7%       4,860,082
            Cayman Islands                             0.4%         185,009
            Finland                                    2.3%       1,049,776
            France                                     6.9%       3,108,556
            Germany                                    3.4%       1,529,597
            Italy                                      3.0%       1,370,198
            Japan                                     33.0%      15,013,416
            Republic of Korea                          4.8%       2,214,771
            Netherlands                                2.8%       1,279,389
            Papua New Guinea                           1.2%         533,572
            South Africa                               7.2%       3,284,093
            Sweden                                     1.0%         456,144
            Switzerland                                1.1%         512,391
            United Kingdom                             7.7%       3,561,651
            United States                              9.9%       4,527,554
                                                     -----      -----------
                                                     100.0%     $45,570,888
                                                     =====      ===========


                                        ACTIVA Mutual Funds Semiannual Report 31

   The accompanying notes are an integral part of these financial statements.

ACTIVA Statement of Assets and Liabilities

                                                            INTERMEDIATE                                       INTERNATIONAL
As of June 30, 2008 (Unaudited)                              BOND FUND       VALUE FUND        GROWTH FUND         FUND
                                                            -----------      -----------       -----------      -----------
ASSETS
Investments at cost                                         $65,005,007      $79,845,952       $25,988,078      $46,078,604
                                                            -----------      -----------       -----------      -----------
Investments at value                                         65,052,644       83,029,503        27,935,000       45,570,888
Collateral for securities on loan                             2,379,129        7,640,242         3,038,051       11,922,116
Foreign currency held at fair value
     (cost $56,087)                                                  --               --                --           56,087
Receivables:
     Securities sold                                                 --          259,619           295,639          465,487
     Investment income                                          587,925          136,734            20,070           94,039
Other assets                                                        957           28,244            16,797           22,431
                                                            -----------      -----------       -----------      -----------
Total Assets                                                 68,020,655       91,094,342        31,305,557       58,131,048
                                                            -----------      -----------       -----------      -----------


LIABILITIES
Payables - affiliate:
     Advisory fees                                               62,289          131,879            49,048          100,185
     Transfer agent fees                                            506           52,060             1,324              932
     12b-1 fees                                                  16,357           20,604             7,068           11,787
     Service fees                                                40,893           54,950            17,669           29,466
Payables - general:
     Collateral for securities on loan                        2,379,129        7,640,242         3,038,051       11,922,116
     Securities purchased                                            --          141,316           236,246               --
     Due to broker - variation margin                                --               --                --               --
Other liabilities                                                    --               --                --               --
Accrued expenses                                                 24,927           15,888             8,438           21,803
                                                            -----------      -----------       -----------      -----------
Total Liabilities                                             2,524,101        8,056,939         3,357,844       12,086,289
                                                            -----------      -----------       -----------      -----------

NET ASSETS                                                  $65,496,554      $83,037,403       $27,947,713      $46,044,759
                                                            ===========      ===========       ===========      ===========

SHARES OUTSTANDING                                            6,643,056        9,934,360         3,252,566        4,901,662
                                                            ===========      ===========       ===========      ===========

NET ASSET VALUE PER SHARE                                         $9.86                              $8.59            $9.39

Class A based on net assets of
$77,825,849 and 9,314,415
shares outstanding                                                                 $8.36

Class R based on net assets of
$5,211,554 and 619,945
shares outstanding                                                                 $8.41

32 ACTIVA Mutual Funds Semiannual Report

   The accompanying notes are an integral part of these financial statements.

ACTIVA Statement of Operations
For the six month period ended June 30, 2008 (Unaudited)

                                                            INTERMEDIATE                                       INTERNATIONAL
                                                              BOND FUND      VALUE FUND        GROWTH FUND          FUND
                                                             ----------     ------------       -----------      -----------
INVESTMENT INCOME
Interest                                                     $1,647,767          $18,975           $10,439          $13,398
Dividends                                                            --        1,033,244           142,359          588,126
Miscellaneous                                                    11,546           10,202             7,442           63,726
                                                             ----------     ------------       -----------      -----------
Total Investment Income                                       1,659,313        1,062,421           160,240          665,250
                                                             ----------     ------------       -----------      -----------

EXPENSES
Advisory fees                                                   124,525          262,269            95,440          197,267
12b-1 fees                                                       32,697           41,044            13,727           23,208
Service fees                                                     70,993           94,749            29,862           50,443
Shareholder report                                                2,550           24,570             2,002            1,820
Fund accounting fees                                             29,732           26,936            21,294           22,568
Audit fees                                                       31,478           14,742            14,742           14,742
Custodian fees                                                    7,971            9,072             5,257           15,106
Insurance                                                         4,507            3,948             1,227            1,999
Legal fees                                                        6,552            6,209             6,209            6,307
Registration fees                                                 1,820            3,360               910            1,456
Michigan state business tax                                      18,200               --                --           26,400
Transfer agent fees                                                 948           99,554             2,548            1,820
Transfer agent fees - Class R                                        --            5,334                --               --
Trustee fees                                                      9,430            7,280             7,280            7,280
                                                             ----------     ------------       -----------      -----------
Total Expenses                                                  341,403          599,067           200,498          370,416
                                                             ----------     ------------       -----------      -----------

Net Investment Income (Loss)                                  1,317,910          463,354           (40,258)         294,834
                                                             ----------     ------------       -----------      -----------


REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS,
     FOREIGN CURRENCY AND FUTURES CONTRACTS
     Net realized gain (loss) from
       security transactions                                    307,952       (4,043,268)          782,354        2,779,914
     Net realized gain (loss) from foreign
       currency transactions                                     (5,603)              --                --          (64,862)
     Net realized gain (loss) from
       futures contracts                                             --               --                --               --
     Changes in net unrealized appreciation
       or (depreciation) of investments and
       foreign currency                                        (870,351)      (6,487,517)       (2,142,133)      (4,568,721)
                                                             ----------     ------------       -----------      -----------
Net Gain (Loss) from Investments,
     Foreign Currency and
     Futures Contracts                                         (568,002)     (10,530,785)       (1,359,779)      (1,853,669)
                                                             ----------     ------------       -----------      -----------

NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM OPERATIONS                                           $749,908     ($10,067,431)      ($1,400,037)     ($1,558,835)
                                                             ==========     ============       ===========      ===========

                                        ACTIVA Mutual Funds Semiannual Report 33

   The accompanying notes are an integral part of these financial statements.

ACTIVA Statement of Changes in Net Assets

                                                                         INTERMEDIATE BOND FUND            VALUE FUND
                                                                        PERIOD          YEAR         PERIOD          YEAR
                                                                         ENDED          ENDED         ENDED          ENDED
                                                                        6/30/08       12/31/07       6/30/08       12/31/07
Increase (Decrease) in:                                               (UNAUDITED)     (AUDITED)    (UNAUDITED)     (AUDITED)
                                                                      --------------------------   --------------------------
NET ASSETS FROM OPERATIONS
Net investment income (loss)                                           $1,317,910     $3,080,456      $463,354     $1,764,785
Net realized gain (loss) on investments                                   302,349       (378,583)   (4,043,268)    12,337,013
Net increase (decrease) in unrealized appreciation                       (870,351)     1,481,723    (6,487,517)   (11,073,622)
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in net assets resulting from operations           749,908      4,183,596   (10,067,431)     3,028,176

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
     Class A                                                           (1,539,263)    (3,053,266)          557     (1,719,046)
     Class R                                                                   --             --            --        (78,994)
Net realized gain from investment transactions:
     Class A                                                                   --             --         2,158     (6,667,917)
     Class R                                                                   --             --            --       (292,555)
                                                                      -----------    -----------   -----------    -----------
Total distributions to shareholders                                    (1,539,263)    (3,053,266)        2,715     (8,758,512)

CAPITAL SHARE TRANSACTIONS Net proceeds from sale of shares:
     Class A                                                               63,251         31,052     2,318,585      2,924,398
     Class R                                                                   --             --       670,230      1,563,838
Net asset value of shares issued to shareholders
     in reinvestment of investment income and
     realized gain from security transactions:
     Class A                                                            1,539,120      3,053,091            --      8,242,884
     Class R                                                                   --             --            --        371,549
Payment for shares redeemed:
     Class A                                                              (81,714)   (30,143,958)   (3,691,978)   (42,437,543)
     Class R                                                                   --             --      (295,420)    (1,249,301)
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in net assets derived from
     capital share transactions                                         1,520,657    (27,059,815)     (998,583)   (30,584,175)
                                                                      -----------    -----------   -----------    -----------
Net Increase (Decrease) in Net Assets                                     731,302    (25,929,485)  (11,063,299)   (36,314,511)
Net Assets, beginning of year or period                                64,765,252     90,694,737    94,100,702    130,415,213
                                                                      -----------    -----------   -----------    -----------
Net Assets, end of year or period                                     $65,496,554    $64,765,252   $83,037,403    $94,100,702
                                                                      ===========    ===========   ===========    ===========

NET ASSETS CONSIST OF:
     Capital                                                          $67,069,777    $65,549,120   $64,041,467    $65,040,049
     Undistributed net investment income (loss)                            56,605             --       370,948             --
     Return of capital                                                         --        (18,688)           --        (92,963)
     Undistributed net realized gain (loss)
        from investments                                               (1,678,224)    (1,683,927)   15,441,437     19,482,547
     Unrealized appreciation (depreciation) of
        investments and foreign currency                                   48,396        918,747     3,183,551      9,671,069
                                                                      -----------    -----------   -----------    -----------
                                                                      $65,496,554    $64,765,252   $83,037,403    $94,100,702
                                                                      ===========    ===========   ===========    ===========

TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                                                                6,299          3,150       258,677        297,777
     Class R                                                                   --             --        76,400        156,459
Reinvested distributions:
     Class A                                                              153,895        310,896            --        897,236
     Class R                                                                                  --            --         40,211
Shares redeemed:
     Class A                                                               (8,304)    (3,048,237)     (423,632)    (4,505,039)
     Class R                                                                   --             --       (32,870)      (122,945)
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in fund shares                                    151,890     (2,734,191)     (121,425)    (3,236,301)
Shares outstanding, beginning of year or period                         6,491,166      9,225,357    10,055,785     13,292,086
                                                                      -----------    -----------   -----------    -----------
Shares outstanding, end of year or period                               6,643,056      6,491,166     9,934,360     10,055,785
                                                                      ===========    ===========   ===========    ===========


34 ACTIVA Mutual Funds Semiannual Report

   The accompanying notes are an integral part of these financial statements.

ACTIVA Statement of Changes in Net Assets continued

                                                                              GROWTH FUND              INTERNATIONAL FUND
                                                                        PERIOD          YEAR         PERIOD          YEAR
                                                                         ENDED          ENDED         ENDED          ENDED
                                                                        6/30/08       12/31/07       6/30/08       12/31/07
Increase (Decrease) in:                                               (UNAUDITED)     (AUDITED)    (UNAUDITED)     (AUDITED)
                                                                      --------------------------   --------------------------
NET ASSETS FROM OPERATIONS
Net investment income (loss)                                             ($40,258)      ($48,245)     $294,834       $384,013
Net realized gain (loss) on investments                                   782,354      3,315,279     2,715,052      6,315,119
Net increase (decrease) in unrealized appreciation                     (2,142,133)     1,200,264    (4,568,721)    (1,937,350)
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in net assets resulting from operations        (1,400,037)     4,467,298    (1,558,835)     4,761,782

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
     Class A                                                                   --             --            --       (374,394)
     Class R                                                                   --             --            --             --
Net realized gain from investment transactions:
     Class A                                                                   --             --            --     (5,251,891)
     Class R                                                                   --             --            --             --
                                                                      -----------    -----------   -----------    -----------
Total distributions to shareholders                                            --             --            --     (5,626,285)

CAPITAL SHARE TRANSACTIONS Net proceeds from sale of shares:
     Class A                                                              254,163         92,063       211,707        384,278
     Class R                                                                   --             --            --             --
Net asset value of shares issued to shareholders
     in reinvestment of investment income and
     realized gain from security transactions:
     Class A                                                                   --             --            --      5,626,173
     Class R                                                                   --             --            --             --
Payment for shares redeemed:
     Class A                                                             (150,014)      (102,601)     (227,497)      (233,495)
     Class R                                                                   --             --            --             --
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in net assets derived from
     capital share transactions                                           104,149        (10,538)      (15,790)     5,776,956
                                                                      -----------    -----------   -----------    -----------
Net Increase (Decrease) in Net Assets                                  (1,295,888)     4,456,760    (1,574,625)     4,912,453
Net Assets, beginning of year or period                                29,243,601     24,786,841    47,619,384     42,706,931
                                                                      -----------    -----------   -----------    -----------
Net Assets, end of year or period                                     $27,947,713    $29,243,601   $46,044,759    $47,619,384
                                                                      ===========    ===========   ===========    ===========

NET ASSETS CONSIST OF:
     Capital                                                          $27,497,007    $27,392,859   $43,264,178    $43,279,969
     Undistributed net investment income (loss)                          (857,293)      (817,035)     (718,813)      (948,786)
     Return of capital                                                         --             --            --             --
     Undistributed net realized gain (loss)
        from investments                                                 (638,923)    (1,421,277)    4,006,666      1,226,752
     Unrealized appreciation (depreciation) of
        investments and foreign currency                                1,946,922      4,089,054      (507,272)     4,061,449
                                                                      -----------    -----------   -----------    -----------
                                                                      $27,947,713    $29,243,601   $46,044,759    $47,619,384
                                                                      ===========    ===========   ===========    ===========

TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                                                               30,197         10,843        22,358         37,929
     Class R                                                                   --             --            --             --
Reinvested distributions:
     Class A                                                                   --             --            --        594,733
     Class R                                                                   --             --            --             --
Shares redeemed:
     Class A                                                              (17,880)       (12,453)      (24,901)       (21,925)
     Class R                                                                   --             --            --             --
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in fund shares                                     12,317         (1,610)       (2,543)       610,737
Shares outstanding, beginning of year or period                         3,240,249      3,241,859     4,904,205      4,293,468
                                                                      -----------    -----------   -----------    -----------
Shares outstanding, end of year or period                               3,252,566      3,240,249     4,901,662      4,904,205
                                                                      ===========    ===========   ===========    ===========

                                        ACTIVA Mutual Funds Semiannual Report 35

   The accompanying notes are an integral part of these financial statements.

ACTIVA Notes to Unaudited Financial Statements


1. ORGANIZATION

Activa Mutual Fund Trust (Trust) was organized as a Delaware statutory trust on February 2, 1998. The trust is an open-end management investment company registered under the Investment Company Act of 1940 and consists of four funds. The funds are: the Activa Intermediate Bond Fund (Intermediate Bond Fund), the Activa Value Fund (Value Fund), the Activa Growth Fund (Growth Fund) and the Activa International Fund (International Fund) and are collectively referred to as the Funds. The Value Fund is the successor to Amway Mutual Fund.

2. INVESTMENT OBJECTIVES

The Intermediate Bond Fund's investment objective is to seek a high level of current income as is consistent with moderate risk of capital and maintenance of liquidity. The Intermediate Bond Fund invests primarily in investment-grade debt securities, with average maturity of three to ten years.

The Value Fund's investment objective is to seek long-term capital appreciation, and invests primarily in common stocks of U.S. companies which are considered by the investment manager to be undervalued.

The Growth Fund seeks long-term growth of capital, and invests primarily in common stocks believed by the investment manager to have long-term growth potential.

The International Fund seeks maximum long-term capital appreciation. The International Fund invests primarily in common stocks of non-U.S. companies which the Fund believes to be undervalued by the marketplace with above-average potential for capital appreciation.

Classes of Shares

The Value Fund offers two classes of shares (Class A and Class R). The Class R shares are offered to tax-exempt retirement and benefit plans of Alticor, Inc. and its affiliates, and are not subject to any sales charges or 12b-1 distribution fees. All other Funds issue a single class of shares. Each share for all of the Funds, including Class A and Class R of the Value Fund represents an equal proportionate interest in their respective Fund and, generally, will have identical voting, dividend, liquidation, and other rights and the same terms and conditions. Each class and Fund will have exclusive voting rights with respect to matters affecting only that class or Fund. Each class and Fund bears different distribution, shareholder servicing and transfer agent expenses. Income, non-class specific expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares or Fund based upon its relative net assets. Each Fund has authorized an unlimited number of shares.

3. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Net asset values per share are calculated at the close of business on the New York Stock Exchange, usually 4:00 PM Eastern time on each business day on which that exchange is open. Investments in securities listed or admitted to trading on a national securities exchange are valued at their last reported sale price before the time of valuation. If a security is traded only in the over-the-counter market, or if no sales have been reported for a listed security on that day, it is valued at the mean between the current closing bid and ask prices. Short-term securities maturing within 60 days are valued at amortized cost, which approximates fair value. Portfolio debt securities with remaining maturities greater than 60 days are valued by pricing agents approved by the Board of Trustees. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. Securities for which market quotations are not readily available, including any restricted securities (none at June 30, 2008), and other assets of the Funds are valued at fair market value as determined by the Funds' Board of Trustees.


36 ACTIVA Mutual Funds Semiannual Report

ACTIVA Notes to Unaudited Financial Statements continued


Derivative Transactions

The Funds may trade in derivative contracts to hedge portfolio holdings and for investment purposes. Hedging activities are intended to reduce various risks associated with fluctuations in foreign currency exchange rates. When entering into a forward currency contract, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The Fund's net equity in the contracts is included as unrealized gains or losses in the Statement of Operations. This unrealized gain or loss is the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The current year change in unrealized gains and losses and realized gains and losses are included in the Statement of Operations. These instruments involve market risk, credit risk, or both kinds of risk, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and security values and interest rates. There were no forward foreign currency exchange contracts during the period ended June 30, 2008.

Futures Contracts

The Funds may use futures contracts to manage its exposure to the stock and bond markets. Buying futures tends to increase a Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount and market value of any open futures contracts at period end is shown at the end of the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Gains or losses are realized upon the expiration or closing of the futures contracts and are included in the Statement of Operations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Security Transactions

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discounts are accreted and premium is amortized on debt securities to interest income over the life of a security with a corresponding adjustment in the cost basis. Realized gains and losses from security transactions and unrealized appreciation and depreciation of investments are reported on a specific identification basis. Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend date.

Foreign Currency Translation

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Net realized gains and losses from foreign currency and investment transactions disclosed in the Statement of Operations consist of net gains and losses on disposition of foreign currency, currency gains and losses realized between trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the amount actually received in U.S. dollars. Net unrealized foreign exchange gains and losses arise from changes in fair values of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates. The effects of foreign currency


                                        ACTIVA Mutual Funds Semiannual Report 37

ACTIVA Notes to Unaudited Financial Statements continued

exchange rates on foreign securities held are included in net realized and unrealized gain or loss on investments.

Security Lending

The Funds lend portfolio securities from time to time in order to earn additional income. The income recorded as a result of securities lending transactions is included in miscellaneous income in the Statement of Operations. The Funds receive collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintain collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At June 30, 2008, the value of the securities loaned and the collateral received were as follows:

                              Value of the        Collateral
Fund                     Securities Loaned          Received
----                     -----------------          --------
Intermediate Bond               $2,372,828        $2,379,129
Value                           $7,384,251        $7,640,242
Growth                          $2,964,313        $3,038,051
International                  $11,985,139       $12,419,461

The cash collateral received by the Funds is recorded as an asset and liability in the Statement of Assets and Liabilities.

Fair Value Measurements

Effective January 1, 2008, the Funds adopted SFAS No. 157, Fair Value Measurements (SFAS 157). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The three levels of the fair value hierarchy are as follows:

     o    Level 1 - quoted prices in active markets for identical investments

     o Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

     o Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used in valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used to value the Fund's investments provided by the Fund Accountant as of June 30, 2008 is as follows:

                                                       (Level 2)
                                                         Other          (Level 3)
                                     (Level 1)         Significant     Significant
                   Investment         Quoted           Observable      Unobservable
Fund                Category          Prices             Inputs           Inputs           Total
----------------------------------------------------------------------------------------------------
Intermediate      Investments
 Bond               in Securities   $        --        $65,052,644     $        --      $65,052,644

Intermediate      Other Financial
 Bond               Instruments*             --                 --              --               --

                  Investments
Value               in Securities    83,029,503                 --              --       83,029,503

                  Other Financial
Value               Instruments*             --                 --              --               --

                  Investments in
Growth              Securities       27,935,000                 --              --       27,935,000

                  Other Financial
Growth              Instruments*             --                 --              --               --

                  Investments in
International       Securities       45,094,547            476,341              --       45,570,888

                  Other Financial
International       Instruments*             --                 --              --               --

* Other financial instruments may include options, futures, swaps and forward foreign currency contracts.

38 ACTIVA Mutual Funds Semiannual Report

ACTIVA Notes to Unaudited Financial Statements continued


Income Taxes

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from substantially all federal income taxes. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividend Distributions

The Intermediate Bond Fund declares and distributes dividends monthly, and capital gains (if any) are distributed annually. The Value Fund, Growth Fund and International Fund declare and distribute dividends and capital gains (if any) annually.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Standards

On January 1, 2007, the Funds adopted the provisions of FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes, an Interpretation of FASB No. 109" (FIN 48). FIN 48 provides recognition criteria and a related measurement model for tax positions taken by companies. In accordance with FIN 48, a tax position is a position in a previously filed tax return or a position expected to be taken in a future tax filing that is reflected in measuring current or deferred income tax assets and liabilities. Tax positions are required to be recognized only when it is more likely than not (likelihood of greater than 50%), based solely on the technical merits, that the position will be sustained upon examination.

Tax positions that meet the more likely than not threshold should be measured using a probability weighted approach as the largest amount of tax benefit that is greater than 50% likely of being realized upon settlement. The Funds have reviewed their tax positions and determined that there are no uncertain tax positions. Accordingly, there have not been any adjustments made to these financial statements related to FIN 48.

4. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into investment advisory agreements with Activa Asset Management LLC (the Adviser), effective June 11, 1999. The Funds employ the investment adviser to provide investment advice and manage on a regular basis the investment portfolios for the Funds. Except when otherwise specifically directed by the Funds, the Adviser will make investment decisions on behalf of the Funds and place all orders for the purchase and sale of portfolio securities for the Funds' accounts. The Adviser shall be permitted to enter into an agreement with another advisory organization (sub-adviser), whereby the sub-adviser will provide all or part of the investment advice and services required to manage the Funds' investment portfolios as provided for in these agreements. In return for these services, the Funds pay the adviser an annual rate as follows:

FUND                 % OF AVERAGE NET ASSETS
----                 -----------------------
Intermediate Bond    .40% on first $50 million; .32% on next $100 million;
                     .24% on assets in excess of $150 million

Value .60% on first $100 million; .50% on assets in excess of $100 million; the minimum annual fee shall be $350,000 plus .20% of average net assets

Growth .70% on first $25 million; .65% on next $25 million; .60% on assets in excess of $50 million

International        .85% on first $50 million; .75% on assets in excess of
                     $50 million



                                        ACTIVA Mutual Funds Semiannual Report 39

ACTIVA Notes to Unaudited Financial Statements continued


As permitted by the above agreements, the Adviser has retained the following sub-advisers:

FUND                 SUB-ADVISER
Intermediate Bond    McDonnell Investment Management, LLC
Value                Wellington Management Company, LLP
Growth               BlackRock Capital Management, Inc.
International        Tradewinds Global Investors, LLC*

* Tradewinds Global Investors, LLC, became sub-adviser for the International Fund effective April 1, 2005. Prior to that agreement, sub-advisory services were provided by Nicholas Applegate Capital Management.

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Value Fund, Intermediate Bond Fund, Growth Fund and International Fund have entered into a Plan and Agreement of Distribution with Activa Asset Management LLC. Under the terms of the agreement, Activa Asset Management LLC provides services in connection with distributing the Funds' shares (except Value Fund Class R). For these services rendered, the Funds compensate Activa Asset Management LLC monthly at a maximum annual rate of up to .25 of 1% of the average net assets of the Funds. For the six month period ended June 30, 2008 the Board of Trustees approved an annual rate of .10 of 1% of average net assets.

The Trust has a transfer agency and dividend disbursing agency agreement with Activa Asset Management LLC. Under this agreement, Activa Asset Management LLC is the agent for transfer of the Funds shares and disbursement of the Funds distributions. For these services, the Intermediate Bond, Value (Class A), Growth and International Funds pay a monthly fee based upon $2.00 per account in existence during the month. The transfer agent is compensated by the Value Fund (Class R) at a monthly rate of 1/12 of .20% (.20% annually) of average net assets.

On June 11, 1999, as amended on June 3, 2004 and February 12, 2008, the Trust has entered into an administrative agreement with Activa Asset Management LLC. Under the terms of the agreement Activa Asset Management LLC acts as administrator for the Funds. As administrator of the Funds, Activa Asset Management LLC furnishes office space and office facilities, equipment and personnel, as well as provides services relating to compliance, tax and financial service requirements. For these services, the administrator is compensated quarterly by each Fund at an annual rate of .15% of 1% of average daily net assets. Effective March 1, 2008, the rate is .25% of 1% of average daily net assets on the first $150,000,000 and .15% of 1% on the excess.

On July 9, 1999 the Trust entered into a Fund Accounting Agreement with Bisys Fund Services Ohio, Inc. (Fund Accountant). As stated in the agreement, the Fund Accountant is responsible for the maintenance of books and records, performance of daily accounting services, providing the Funds' management with information for the preparation of monthly financial statements and certain information necessary for meeting compliance requirements. The Fund Accountant is compensated by each Fund based upon an annual fee of $35,000 for assets up to $100 million; $50,000 for assets between $100 million and $1 billion; and $75,000 for assets in excess of $1 billion. In addition, each Fund pays the Fund Accountant an annual fee of $2,500 for portfolio accounting reports provided to adviser personnel through internet access.

Two families, which own (directly or indirectly) the majority of the shares outstanding of each Fund, also indirectly own 100% of the Adviser.

5. INVESTMENT TRANSACTIONS

At June 30, 2008, the cost of investments owned by the Value Fund was $79,845,952 for federal income tax purposes. Aggregate gross unrealized appreciation on securities in which there was an excess of market value over tax cost was $12,039,258. Aggregate gross unrealized depreciation on securities in which there was an excess of tax cost over market value was $8,855,707. Net unrealized appreciation for tax purposes was $3,183,551, at June 30, 2008.


40 ACTIVA Mutual Funds Semiannual Report

ACTIVA Notes to Unaudited Financial Statements continued


The unrealized appreciation (depreciation) at June 30, 2008 based upon cost of both long-term and short-term securities for the Funds that have elected an October 31st year-end for federal income tax purposes were as follows:

                                                      Net      Cost for
                   Gross           Gross       unrealized       federal
              unrealized      unrealized     appreciation    income tax
Fund        appreciation    depreciation    (depreciation)     purposes
-----------------------------------------------------------------------
Intermediate
 Bond         $  950,192      $  903,151       $   47,041   $65,005,603
Growth         3,066,857       1,177,483        1,889,374    26,045,626
International  5,005,060       5,512,777         (507,717)   46,078,604

Accumulated capital losses noted below represent net capital loss carryforwards for federal income tax purposes, as of December 31, 2007, that may be available to offset future realized gains and thereby reduce future taxable gains distributions. Each Fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. The table below shows the expiration dates of the capital loss carryovers.

              December 31,  December 31,  December 31,  December 31,
Fund                  2010          2011          2014          2015
--------------------------------------------------------------------

Intermediate
 Bond           $       --    $       --    $1,028,625    $  542,659
Value                   --            --            --            --
Growth           1,331,773     1,828,921            --            --
International           --            --            --            --

For the period ended June 30, 2008, each Fund purchased and sold securities, excluding short-term securities, in the following amounts:



                 U.S. Government Obligations           Other Securities
Fund                Purchases          Sales      Purchases           Sales
---------------------------------------------------------------------------
Intermediate
 Bond              $2,016,833     $1,690,874     $7,663,093      $7,690,922
Value                     --              --     36,764,188      35,414,590
Growth                    --              --     10,477,781       9,995,249
International             --              --     12,460,788      13,706,025


6. RELATED PARTY TRANSACTION

A certain class of Independent Business Owners of Alticor, Inc. received part of their Emerald profit-sharing bonus in common stock shares of the Value Fund. On January 10, 2008, Alticor, Inc. purchased 230,119 Value Fund shares valued at $2,068,766 (based upon the net asset value of $8.99 per share) and transferred the shares to these Independent Business Owners.

7. SUBSEQUENT EVENTS

On July 10, 2008 Amway Investment Corp., a principal shareholder of the Activa Mutual Fund, redeemed $22,000,000 from the Activa International Fund, via a redemption in kind which is a distribution of portfolio securities, rather than cash as payment, for a redemption of Fund shares.

The Board of Trustees of the Activa Intermediate Bond Fund (the "Fund"), at its meeting on June 17, 2008, voted to liquidate the Fund effective July 18, 2008. Shareholders received a liquidating distribution as of July 18, 2008. Activa Asset Management, LLC, the Fund's Investment Adviser, has agreed to pay the expenses of the liquidation, if any.


                                        ACTIVA Mutual Funds Semiannual Report 41

ACTIVA Financial Highlights

                                                                  INTERMEDIATE BOND FUND                VALUE FUND - CLASS A
                                                               ----------------------------       -------------------------------
                                                                    PERIOD             YEAR            PERIOD                YEAR
                                                                     ENDED            ENDED             ENDED               ENDED
                                                                   6/30/08         12/31/07           6/30/08            12/31/07
Per share outstanding for each period                           (UNAUDITED)        (AUDITED)       (UNAUDITED)           (AUDITED)
                                                               -----------      -----------       -----------         -----------
Net Asset Value, Beginning of Period                                 $9.98            $9.83             $9.35               $9.81

Income from investment operations:
   Net investment income (loss)                                       0.23             0.44              0.05                0.14
   Net realized and unrealized gains (losses) on securities          (0.12)            0.15             (1.04)               0.09
                                                               -----------      -----------       -----------         -----------
Total income from investment operations                               0.11             0.59             (0.99)               0.23

Less Distributions:
   Dividends from net investment income                               0.23             0.44                --                0.14
   Dividends in excess of net investment income                         --               --                --                  --
   Distributions from capital gains                                     --               --                --                0.55
                                                               -----------      -----------       -----------         -----------
Total Distributions                                                   0.23             0.44                --                0.69
                                                               -----------      -----------       -----------         -----------

Net Asset Value, End of Period                                       $9.86            $9.98             $8.36               $9.35
                                                               ===========      ===========       ===========         ===========
Total Return *                                                       1.14%            6.13%           -10.59%               2.43%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                                      $65,496,554      $64,765,252       $77,825,849         $88,679,133
Ratio of expenses to average net assets                               0.5%             0.8%              0.7%                1.2%
Ratio of net income (loss) to average net assets                      2.0%             4.4%              0.5%                1.4%
Portfolio turnover rate                                              14.6%            57.5%             40.8%               51.7%
                                                VALUE FUND - CLASS R             GROWTH FUND                 INTERNATIONAL FUND
                                            --------------------------    --------------------------     --------------------------
                                                PERIOD            YEAR         PERIOD           YEAR          PERIOD           YEAR
                                                 ENDED           ENDED          ENDED          ENDED           ENDED          ENDED
                                               6/30/08        12/31/07        6/30/08       12/31/07         6/30/08       12/31/07
Per share outstanding for each period       (UNAUDITED)       (AUDITED)    (UNAUDITED)      (AUDITED)     (UNAUDITED)      (AUDITED)
                                            ----------      ----------    -----------    -----------     -----------    -----------
Net Asset Value, Beginning of Period             $9.41           $9.86          $9.03          $7.65           $9.71          $9.95

Income from investment operations:
   Net investment income (loss)                   0.05            0.15          (0.01)            --            0.06           0.09
   Net realized and unrealized gains
      (losses) on securities                     (1.05)           0.10          (0.43)          1.38           (0.38)          0.98
                                            ----------      ----------    -----------    -----------     -----------    -----------
Total income from investment operations          (1.00)           0.25          (0.44)          1.38           (0.32)          1.07

Less Distributions:
   Dividends from net investment income             --            0.15             --             --              --           0.09
   Dividends in excess of net
      investment income                             --              --             --             --              --             --
   Distributions from capital gains                 --            0.55             --             --              --           1.22
                                            ----------      ----------    -----------    -----------     -----------    -----------
Total Distributions                                 --            0.70             --             --              --           1.31
                                            ----------      ----------    -----------    -----------     -----------    -----------

Net Asset Value, End of Period                   $8.41           $9.41          $8.59          $9.03           $9.39          $9.71
                                            ==========      ==========    ===========    ===========     ===========    ===========
Total Return *                                 -10.63%           2.59%         -4.87%         18.04%          -3.30%         11.06%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                   $5,211,554      $5,421,569    $27,947,713    $29,243,601     $46,044,759    $47,619,384
Ratio of expenses to average net assets           0.6%            1.1%           0.7%           1.4%            0.8%           1.4%
Ratio of net income (loss) to
   average net assets                             0.6%            1.4%          -0.1%          -0.2%            0.6%           0.8%
Portfolio turnover rate                          40.8%           51.7%          36.5%          98.8%           28.3%          50.1%

* The period ended June 30, 2008 is not annualized but an aggregate total return for the period.

     Performance data current to the most recent month end and the annualized expense ratio may be obtained upon request by calling 800-346-2670.


42-43 ACTIVA Mutual Funds Semiannual Report spread


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

Logo: Activa Mutual Funds

Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(800) 346-2670

www.activafunds.com


                                                               Printed in U.S.A.

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the shareholder report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating Committee will consider nominees recommended by shareholders. Recommendations by shareholders can be made in writing to the Fund.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officer, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS
-----------------

     (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

          (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:
     Not applicable at this time.

          (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: Ex-99.CERT Attached hereto.

          (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

     (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Ex-99.906 CERT Attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Activa Mutual Fund Trust
            -----------------------------------------------------------

By (Signature and Title)* /s/ Allan D. Engel
                         ----------------------------------------------
                          Allan D. Engel
                          President, Principal Executive Officer and
                          Principal Financial Officer

Date September 3, 2008
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Allan D. Engel
                         ----------------------------------------------
                          Allan D. Engel
                          President, Principal Executive Officer and
                          Principal Financial Officer

Date September 3, 2008
    -------------------------------------------------------------------

By (Signature and Title)*
                         ----------------------------------------------


Date
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.